FINANCING AGREEMENT

                          DATED AS OF NOVEMBER 21, 2002

                                  BY AND AMONG

                         COLUMBUS MCKINNON CORPORATION,
                                  AS BORROWER,

              EACH SUBSIDIARY OF THE BORROWER LISTED AS A GUARANTOR
                         ON THE SIGNATURE PAGES HERETO,
                                 AS GUARANTORS,

           THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,
                                   AS LENDERS,

                                       AND

                           REGIMENT CAPITAL III, L.P.,
                                    AS AGENT

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I     DEFINITIONS; CERTAIN TERMS......................................1
    Section 1.01   Definitions................................................1
    Section 1.02   Terms Generally...........................................24
    Section 1.03   Accounting and Other Terms................................25
    Section 1.04   Time References...........................................25

ARTICLE II    THE LOANS......................................................25
    Section 2.01   Term Loan Commitments.....................................25
    Section 2.02   Making the Term Loan......................................26
    Section 2.03   Repayment of the Term Loan; Evidence of Debt..............26
    Section 2.04   Interest..................................................27
    Section 2.05   Reduction of the Term Loan Commitment; Prepayment of the
                   Term Loan.................................................28
    Section 2.06   Fees......................................................31
    Section 2.07   Securitization............................................32
    Section 2.08   Taxes.....................................................32

ARTICLE III   THE COLLATERAL.................................................34
    Section 3.01   Grant of Security Interest................................34
    Section 3.02   Special Representations, Warranties and Covenants
                   of the Loan Parties.......................................35
    Section 3.03   Fixtures, etc.............................................42
    Section 3.04   Right of Agent to Dispose of Collateral, etc..............42
    Section 3.05   Right of Agent to Use and Operate Collateral, etc.........42
    Section 3.06   Proceeds of Collateral....................................43
    Section 3.07   Relation to Collateral Documents..........................43
    Section 3.08   Marshalling...............................................44

ARTICLE IV    FEES, PAYMENTS AND OTHER COMPENSATION..........................45
    Section 4.01   Audit and Collateral Monitoring Fees......................45
    Section 4.02   Payments; Computations and Statements.....................45
    Section 4.03   Sharing of Payments, Etc..................................46
    Section 4.04   Apportionment of Payments.................................46
    Section 4.05   Increased Costs and Reduced Return........................47

ARTICLE V     CONDITIONS TO THE TERM LOAN....................................48
    Section 5.01   Conditions Precedent to Effectiveness.....................48

ARTICLE VI    REPRESENTATIONS AND WARRANTIES.................................53
    Section 6.01   Representations and Warranties............................53

ARTICLE VII   COVENANTS OF THE LOAN PARTIES..................................63
    Section 7.01   Affirmative Covenants.....................................63
    Section 7.02   Negative Covenants........................................72

ARTICLE VIII  MANAGEMENT, COLLECTION AND STATUS OF
              ACCOUNTS RECEIVABLE AND OTHER
              COLLATERAL.....................................................81
    Section 8.01   Management of Collateral..................................81
    Section 8.02   Accounts Receivable Documentation.........................83
    Section 8.03   Status of Accounts Receivable and Other Collateral........83
    Section 8.04   Collateral Custodian......................................84
    Section 8.05   Compliance with Working Capital Loan Agreement............84

ARTICLE IX    EVENTS OF DEFAULT..............................................84
    Section 9.01   Events of Default.........................................84

ARTICLE X     AGENT..........................................................88
    Section 10.01  Appointment...............................................88
    Section 10.02  Nature of Duties..........................................89
    Section 10.03  Rights, Exculpation, Etc..................................89
    Section 10.04  Reliance..................................................90
    Section 10.05  Indemnification...........................................90
    Section 10.06  Agent Individually........................................90
    Section 10.07  Successor Agent...........................................91
    Section 10.08  Collateral Matters........................................91
    Section 10.09  Agency for Perfection.....................................92

ARTICLE XI    GUARANTY.......................................................93
    Section 11.01  Guaranty..................................................93
    Section 11.02  Guaranty Absolute.........................................93
    Section 11.03  Waiver....................................................94
    Section 11.04  Continuing Guaranty; Assignments..........................94
    Section 11.05  Subrogation...............................................94

ARTICLE XII   MISCELLANEOUS..................................................95
    Section 12.01  Notices, Etc..............................................95
    Section 12.02  Amendments, Etc...........................................96
    Section 12.03  No Waiver; Remedies, Etc..................................97
    Section 12.04  Expenses; Taxes; Attorneys' Fees..........................97
    Section 12.05  Right of Set-off..........................................98
    Section 12.06  Severability..............................................98
    Section 12.07  Assignments and Participations............................98
    Section 12.08  Counterparts.............................................101
    Section 12.09  GOVERNING LAW............................................101
    Section 12.10  CONSENT TO JURISDICTION; SERVICE OF PROCESS
                   AND VENUE................................................101
    Section 12.11  WAIVER OF JURY TRIAL, ETC................................102
    Section 12.12  Consent by the Agent and Lenders.........................102
    Section 12.13  No Party Deemed Drafter..................................103
    Section 12.14  Reinstatement; Certain Payments..........................103
    Section 12.15  Indemnification..........................................103
    Section 12.16  Records..................................................104

    Section 12.17  Binding Effect...........................................104
    Section 12.18  Interest.................................................104
    Section 12.19  Confidentiality..........................................106
    Section 12.20  Integration..............................................106

                              FINANCING AGREEMENT

         Financing Agreement, dated as of November 21, 2002, by and among Columbus McKinnon Corporation, a New York corporation (the "BORROWER"), each subsidiary of the Borrower listed as a "GUARANTOR" on the signature pages hereto (each a "Guarantor" and collectively, the "GUARANTORS"), the financial institutions from time to time party hereto (each a "LENDER" and collectively, the "LENDERS"), and Regiment Capital III, L.P., a Delaware limited partnership, as agent for the Lenders (in such capacity, the "AGENT").


                                    RECITALS

         The Borrower has asked the Lenders to extend credit to the Borrower consisting of a term loan in the aggregate principal amount of $60,000,000. The proceeds of the term loan shall be used to partially refinance the Existing Indebtedness (as hereinafter defined) under the Existing Credit Facility (as hereinafter defined), thereby constituting a partial replacement of the Existing Credit Facility, and to pay fees and expenses related to this Agreement. The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.

         In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

         Section 1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

         "ACCOUNT DEBTOR" means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable.

         "ACCOUNT RECEIVABLE" means, with respect to any Person, any and all rights of such Person to payment for goods sold and/or services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future, and any proceeds arising therefrom or relating thereto.

         "ACCUMULATED OTHER COMPREHENSIVE GAINS (OR LOSSES)" means "accumulated other comprehensive gains (or losses)" as defined under GAAP.

         "ACTION" has the meaning specified therefor in Section 12.12.

         "ADDITIONAL MORTGAGES" has the meaning specified therefor in Section 7.01(m).

         "ADDITIONAL MORTGAGED PROPERTY" means any Real Property Asset that is now owned or leased, or hereinafter acquired or leased, by the Loan Parties, which the Agent determines to acquire a Mortgage on following the Effective Date.

         "AFFILIATE" means, with respect to a specified Person, another Person that Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an "Affiliate" of any Loan Party.

         "AGENT" has the meaning specified therefor in the preamble hereto.

         "AGENT  ADVANCES"  has  the  meaning  specified   therefor  in  Section
10.08(a).

         "AGENT'S ACCOUNT" means an account at a bank designated by the Agent from time to time as the account into which the Loan Parties shall make all payments to the Agent for the benefit of the Agent and the Lenders under this Agreement and the other Loan Documents.

         "AGREEMENT" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

         "ANNIVERSARY  FEE"  has  the  meaning  specified  therefor  in  Section
2.06(c).

         "ANNIVERSARY FEE PERCENTAGE" means a percentage equal to (a) on the first anniversary of the Effective Date, 1.00%, (b) on the second anniversary of the Effective Date, 1.25%, (c) on the third anniversary of the Effective Date, 1.50%, and (d) on the fourth anniversary of the Effective Date, 1.75%.

         "APPLICABLE MARGIN" means, as of any date of determination, a percentage equal to (a) during the period of time from and after the Effective Date up to the date that is immediately prior to the first anniversary of the Effective Date, 0.00%, (b) during the period of time from and including the date that is the first anniversary of the Effective Date up to the date that is immediately prior to the second anniversary of the Effective Date, 0.50%, (c) during the period of time from and including the date that is the second anniversary of the Effective Date up to the date that is immediately prior to the third anniversary of the Effective Date, 1.00%, and (d) during the period of time from and including the date that is the third anniversary of the Effective Date up to and including the Final Maturity Date, 1.50%.

         "APPRAISED VALUE" means the fair market value of any Real Property Assets determined by the most recent appraisal performed by a qualified independent appraiser, in form and substance acceptable to the Working Capital Agent.

         "APPROVED RESTRUCTURING CHARGES" means cash restructuring charges incurred by the Borrower and/or its Subsidiaries and approved by the Agent up to an amount not to exceed $4,500,000 in the aggregate from the Effective Date to the second anniversary of the Effective Date (of which no more than $2,300,000 shall be paid in cash by the Borrower and/or its Subsidiaries from September 30, 2002 through March 31, 2003); PROVIDED, HOWEVER, that no more than $2,000,000 in cash restructuring charges for any one facility, plant or other Property shall constitute Approved Restructuring Charges.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit J hereto or such other form acceptable to the Agent.

         "AUDUBON EUROPE" means Audubon Europe S.a.r.l., a company duly founded and validly existing under the laws of Luxembourg.

         "AUTHORIZED  OFFICER"  means,  with  respect to any  Person,  the chief
executive  officer,  chief  financial  officer,   president  or  executive  vice
president of such Person.

         "BANK" means JPMorgan Chase Bank, its successors or any other bank designated by the Agent to the Borrower from time to time.

         "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.ss. 101, ET SEQ.), as amended, and any successor statute.

         "BASE INTEREST RATE" means the greater of (i) 11.50% per annum and (ii) the Reference Rate plus 5.00% per annum.

         "BOARD" means the Board of Governors of the Federal Reserve System of the United States.

         "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board.

         "BORROWER" has the meaning specified therefor in the preamble hereto.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

         "CANADIAN BORROWERS" means, collectively, Larco Industrial Services, Ltd., a business corporation organized under the laws of Canada, and Columbus McKinnon Limited, a business corporation organized under the laws of Canada.

         "CANADIAN AGENT" means Regiment Capital III, L.P., in its capacity as agent for the Canadian Lenders.

         "CANADIAN FINANCING AGREEMENT" means the Financing Agreement by and among the Canadian Borrowers, the Canadian Lenders and the Canadian Agent.

         "CANADIAN LENDERS" means the financial institutions from time to time party to the Canadian Financing Agreement.

         "CANADIAN LOAN DOCUMENTS" means, collectively, the Canadian Financing Agreement and each other "Loan Document" as defined under the Canadian Financing Agreement.

         "CANADIAN TERM LOAN" means the term loan made by the Canadian Lenders to the Canadian Borrowers on the Effective Date pursuant to the Canadian Financing Agreement in the aggregate principal amount of $10,000,000.

         "CAPITAL EXPENDITURES" means, for any period, the sum for the Borrower and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the aggregate amount of expenditures made or liabilities incurred during such period (including the aggregate amount of Capital Lease Obligations incurred during such period) to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) computed in accordance with GAAP; PROVIDED that such term shall not include any such expenditures in connection with any replacement or repair of Property affected by a Casualty Event.

         "CAPITAL GUIDELINE" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any central bank or Governmental Authority (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender or any Person controlling any Lender or the manner in which any Lender or any Person controlling any Lender allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

         "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

         "CASH MANAGEMENT BANK" means Fleet National Bank.

         "CASUALTY EVENT" means, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

         "CHANGE OF CONTROL" means each occurrence of any of the following:

         (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership of more than 25% of the aggregate outstanding voting power of the Capital Stock of the Borrower;

         (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority the directors of the Borrower then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower;

         (c) the Borrower shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each other Loan Party, free and clear of all Liens (other than any Liens granted hereunder and Permitted Liens); or

         (d) (i) any Loan Party consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its properties and assets to another Person other than as permitted under Section 7.02(d)(iii), or
(ii) any entity consolidates with or merges into any Loan Party in a transaction pursuant to which the outstanding voting Capital Stock of such Loan Party is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described in this clause (ii) in which either (A) in the case of any such transaction involving the Borrower, no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than 25% of the aggregate outstanding voting Capital Stock of the Borrower or (B) in the case of any such transaction involving a Loan Party other than the Borrower, the Borrower has beneficial ownership of 100% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity; or

         (e) a "Change of Control"  shall  occur  under the Senior  Subordinated
Note Indenture.

         "CLOSING FEE" has the meaning specified therefor in Section 2.06(a).

         "COLLATERAL" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

         "COLLATERAL DOCUMENT" means any Patent Agreement, any Trademark Agreement, any Copyright Mortgage, any Pledge Agreement (including, without limitation, any pledge and security agreement delivered pursuant to Section 5.01(d), 7.01(o) or 7.01(r)), any Mortgage, and any other instruments and documents, including without limitation Uniform Commercial Code financing statements, and the like, required to be executed or delivered pursuant to this Agreement or any Collateral Document.

         "COMPLIANCE CERTIFICATE" means a certificate signed by a Designated Financial Officer, substantially in the form of Exhibit H, (a) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Section 7.02(j), and (c) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 6.01(d) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

         "CONTINGENT   OBLIGATION"  means,  with  respect  to  any  Person,  any
obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term "Contingent Obligation" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

         "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto. A Person who owns or holds capital stock, beneficial interests or other securities representing five percent (5%) or more of the Total Voting Power of another Person shall be deemed, for purposes of this Agreement, to "control" such other Person.

         "COPYRIGHT MORTGAGE" means a Memorandum of Grant of Security Interest in Copyrights made by a Loan Party in favor of the Agent, substantially in the form of Exhibit E.

         "COPYRIGHTS" means all copyrights, whether statutory or common law, owned by or assigned to the Loan Parties, and all exclusive and nonexclusive licenses to the Loan Parties from third parties or rights to use copyrights owned by such third parties, including, without limitation, the registrations, applications and licenses listed on Schedule 6.01(e) hereto, along with any and all (a) renewals and extensions thereof, (b) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign copyrights and any other rights corresponding thereto throughout the world.

         "DEFAULT" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "DESIGNATED FINANCIAL OFFICER" means an individual holding one or more of the following offices with the Borrower or otherwise having executive responsibilities for financial matters and listed in Schedule 1.01(B) hereto: chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller.

         "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 6.01(f) hereto.

         "DISPOSITION" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, EXCLUDING any sales of Inventory in the ordinary course of business on ordinary business terms.

         "DOLLAR," "DOLLARS" and the symbol "$" each means lawful money of the United States of America.

         "DOMESTIC SUBSIDIARY" means, at any time, any Subsidiary of the Borrower organized under the laws of the United States of America or any State thereof, including any Subsidiary of the Borrower listed in Schedule 1.01(C) hereto.

         "EBITDA" means, for any period and without duplication, (a) the net income of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for such period, PLUS (b) to the extent deducted in calculating net income without duplication (i) income taxes accrued during such period, (ii) Interest Expense during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, and (iv) Approved Restructuring Charges incurred during such period, MINUS (c) to the extent such items were added in calculating net income (i) extraordinary gains during such period, (ii) gains from any Casualty Event, Disposition, or discontinued operation during such period, and (iii) interest and other income (excluding interest and other income related to CM Insurance Company, Inc.) during such period.

         "EFFECTIVE DATE" means the date, on or before November 30, 2002, on which all of the conditions precedent set forth in Section 5.01 are satisfied or waived and the Term Loan is made.

         "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of

Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

         "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss. 9601, ET SEQ. ("CERCLA")), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801, ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901, ET SEQ.), the Federal Clean Water Act (33 U.S.C.ss. 1251 ET SEQ.), the Clean Air Act (42 U.S.C.ss. 7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C.ss. 2601 ET SEQ.), the Occupational Safety and Health Act (29 U.S.C.ss. 651 ET seq.), and the Superfund Amendments and Reauthorization Act of 1986, as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment or other government restrictions relating to the protection of the environment or the Release, deposit or migration of any Hazardous Materials into the environment.

         "ENVIRONMENTAL LIABILITIES" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

         "ENVIRONMENTAL LIEN" means any Lien in favor of any Governmental Authority for Environmental Liabilities.

         "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance or sale of, or securities convertible into, any additional shares of Capital Stock of any class, or partnership or other ownership interests of any type in, such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Loan Parties, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code. Notwithstanding the foregoing, for purposes of any liability related to a Multiemployer Plan under Title IV of ERISA, the term "ERISA Affiliate" means any trade or business that, together with the Loan Parties, is treated as a single employer within the meaning of Section 4001(b) of ERISA.

         "ERISA EVENT" means (a) a "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder for which the notice requirement has not been waived with respect to any Pension Plan, (b) the existence with respect to any Pension Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Internal Revenue Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, (d) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, (e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan, or (f) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "EVENT OF DEFAULT" means any of the events set forth in Section 9.01.

         "EXCESS  CASH FLOW"  means,  with respect to any Person for any period,
(i) Net Income of such Person and its Subsidiaries for such period, PLUS (ii) all non-cash items of such Person and its Subsidiaries deducted in determining Net Income for such period, LESS (iii) the sum of (A) all non-cash items of such Person and its Subsidiaries added to the calculation of Net Income for such period, (B) all scheduled cash principal payments on the Term Loan and the Canadian Term Loan made during such period, and all scheduled cash principal payments on other Indebtedness of such Person or any of its Subsidiaries during such period (but, in the case of revolving loans, only to the extent that the commitments with respect thereto are permanently reduced by the amount of such payments) to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (C) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement and (D) all optional prepayments of principal on the Term Loan pursuant to Section 2.05(b) made to the Agent and the Lenders during and after the end of such period but on or prior to the date any Excess Cash Flow payment is required to be made pursuant to Section 2.05(c)(i) (it being understood that any such payment deducted pursuant to this clause (D) shall not be deducted from Excess Cash Flow for any subsequent period).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXISTING CREDIT FACILITY" means the Credit Agreement, dated as of March 31, 1998, among the Borrower, the lenders named therein, and Fleet National Bank, as Agent.

         "EXISTING INDEBTEDNESS" means (i) Indebtedness of the Loan Parties existing as of the Effective Date which is being refinanced in full with the proceeds of the Term Loan and the Working Capital Loans on the Effective Date including Indebtedness under the Existing Credit Facility and (ii) Indebtedness of the Loan Parties existing as of the Effective Date which is permitted to remain outstanding after the Effective Date under Section 7.02(a) and is listed on Schedule 7.02(a) hereto.

         "EXISTING LENDERS" means the lenders party to the Existing Credit Facility.

         "EXTRAORDINARY RECEIPTS" means any cash received by the Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(ii) or (iii) hereof), including, without limitation, (i) foreign, United States, state or local tax refunds, (ii) pension plan reversions, (iii) proceeds of insurance, (iv) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (v) condemnation awards (and payments in lieu thereof), (vi) indemnity payments and (vii) any purchase price adjustment received in connection with any purchase agreement.

         "FASB" means Financial Accounting Standards Board.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "FIELD SURVEY AND AUDIT" means a field survey and audit of the Loan Parties and an appraisal of the Collateral performed by auditors, examiners and/or appraisers selected by the Agent, at the sole cost and expense of the Borrower.

         "FINAL MATURITY DATE" means May 21, 2007, or such earlier date on which the Term Loan shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

         "FINANCIAL STATEMENTS" means (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Years ended March 31, 2000, March 31, 2001 and March 31, 2002, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Years then ended, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the 6 months ended September 30, 2002, and the related consolidated statement of operations, shareholder's equity and cash flows for the 6 months then ended.

         "FISCAL   YEAR"  means  the  fiscal  year  of  the   Borrower  and  its
Subsidiaries ending on March 31st of each year.

         "FIXED CHARGE COVERAGE RATIO" means, for any Reference Period, the ratio of (a) (i) EBITDA for such Reference Period MINUS (ii) the aggregate amount of all Capital Expenditures during such Reference Period MINUS (iii) the aggregate amount paid, or required to be paid (without duplication), in cash in respect of the current portion of all income taxes for such Reference Period to

(b) the sum for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (i) the aggregate amount of Interest Expense for such Reference Period (net of the sum of (A) the capitalized interest accrued during such Reference Period in respect of the Term Loan and the Canadian Term Loan, PLUS (B) the amortization during such Reference Period of financing costs incurred in connection with this Agreement, the Canadian Financing Agreement, the Existing Credit Facility, the Working Capital Loan Agreement and the Senior Subordinated Note Indenture), and (ii) the aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money (including the principal component of any payments in respect of Capital Lease Obligations) paid or required to be paid during such Reference Period.

         "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower organized under the laws of any jurisdiction other than the United States of America or any State thereof.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, PROVIDED that for the purpose of Section 7.02(j) hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, PROVIDED, FURTHER, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.02(j) hereof, the Agent and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.02(j) hereof shall be calculated as if no such change in GAAP has occurred.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GUARANTEED OBLIGATIONS" has the meaning specified therefor in Section 11.01.

         "GUARANTOR" means (i) each Subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto, and (ii) each other Person which guarantees, pursuant to Section 7.01(o) or otherwise, all or any part of the Obligations.

         "GUARANTY" means (i) the guaranty of each Guarantor party hereto contained in ARTICLE XI hereof, and (ii) each guaranty substantially in the form of Exhibit A, made by any other Guarantor in favor of the Agent for the benefit of the Lenders pursuant to Section 7.01(o) or otherwise.

         "HAZARDOUS MATERIAL" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental

Laws or that is likely to cause immediately, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and
(e) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

         "HEDGING AGREEMENT" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

         "HIGHEST LAWFUL RATE" means, with respect to the Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to the Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

         "INDEBTEDNESS" means, with respect to any Person,  without duplication,
(i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables which are not for borrowed money) or other accounts payable (including accrued expenses and deferred taxes) incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (v) all Capital Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person under Hedging Agreements;
(viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) Withdrawal Liability incurred under ERISA by such Person or any of its ERISA Affiliates with respect to any Multiemployer Plan; and (xi) all obligations referred to in clauses (i) through (x) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

         "INDEMNIFIED MATTERS" has the meaning specified therefor in Section 12.15.

         "INDEMNITEES" has the meaning specified therefor in Section 12.15.

         "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

         "INTERCREDITOR AGREEMENT" means the Lien Subordination and Intercreditor Agreement, substantially in the form of Exhibit F, by and among the Borrower, the Agent, the Lenders, the Working Capital Agent and the Working Capital Lenders.

         "INTEREST EXPENSE" means, for any period, the sum, without duplication, for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or paid during such period (whether or not actually paid during such period), PLUS (b) the net amounts payable (or MINUS the net amounts receivable) in respect of Hedging Agreements accrued during such period (whether or not actually paid or received during such period) excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of Hedging Agreements in effect on the date hereof, PLUS (c) all fees, including letter of credit fees and expenses (but excluding reimbursement of legal fees), incurred hereunder and under the Canadian Financing Agreement and the Working Capital Loan Agreement during such period.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

         "INVENTORY" means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable or cash.

         "INVESTMENT" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership, limited liability company or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit representing the purchase price of Inventory or supplies sold by such Person in the ordinary course of business, PROVIDED that in no event shall the term of any such Inventory or supply advance, loan or extension of credit exceed 180 days); or (c) the entering into of any Guaranty of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

         "LANDLORD'S WAIVER AND CONSENT" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related Lease, in the form approved by the Agent in its sole discretion.

         "LEASE" means any lease of real property to which any Loan Party or any of its Subsidiaries is a party as lessor or lessee.

         "LEASEHOLD PROPERTY" means any leasehold interest of any Loan Party as lessee under any Lease, other than any such leasehold interest designated from time to time by the Agent in its sole discretion as not being required to be included in the Collateral and not being of material importance to the business or operations of the Loan Parties.

         "LENDER" has the meaning specified therefor in the preamble hereto.

         "LIABILITIES" has the meaning specified therefor in Section 2.07.

         "LIEN" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capital lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

         "LOAN ACCOUNT" means an account maintained hereunder by the Agent on its books of account at the Payment Office and, with respect to the Borrower, in which the Borrower will be charged with the Term Loan made to, and all other Obligations incurred by, the Borrower.

         "LOAN DOCUMENT" means this Agreement, any Guaranty, any Collateral Document, any UCC Filing Authorization Letter, the Participation Agreement, the Intercreditor Agreement, and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing the Term Loan or any other Obligation.

         "LOAN PARTY" means the Borrower and any Guarantor.

         "LOAN SERVICING FEE" has the meaning specified therefor in Section 2.06(b).

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of the Borrower or the Loan Parties taken as a whole, (ii) the ability of any Loan Party to perform any of its obligations under any Loan

Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent or any Lender under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any of the Collateral with an aggregate fair market value in excess of $100,000.

         "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Term Loan), including, without limitation, obligations in respect of one or more Hedging Agreements, in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of a Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

         "MATERIAL LEASEHOLD PROPERTY" means a Leasehold Property reasonably determined by the Agent to be of material value as Collateral or of material importance to the operations of the Loan Parties and as to which the aggregate amount of all rents payable during any Fiscal Year exceeds $100,000.

         "MATERIAL OWNED PROPERTY" means any real property owned by any Loan Party that is reasonably determined by the Agent to be of material value as Collateral or of material importance to the operations of the Loan Parties.

         "MATERIAL RENTAL OBLIGATIONS" means obligations of the Loan Parties to pay rent under any one or more operating leases with respect to any real or personal property that is material to the business of the Loan Parties and as to which the aggregate amount of all rents payable during any Fiscal Year exceeds $100,000.

         "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto.

         "MORTGAGED PROPERTY" means, at any time of determination, any and all real property owned or leased by the Loan Parties that are subject to a Mortgage in favor of the Agent for the benefit of the Lenders and the Agent, including without limitation the Properties listed on Schedule 1.01(D).

         "MORTGAGES" means, collectively, the several security instruments (whether designated as a deed of trust or a mortgage, leasehold mortgage, assignment of leases and rents or by any similar title) executed and delivered by any Loan Party, in such form as may be approved by the Agent in its reasonable discretion, in each case with such changes thereto as may be recommended by the Agent's local counsel based on local laws or customary local practices, with respect to the Real Property Assets owned by a Loan Party.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years.

         "NET CASH PROCEEDS" means,

                  (a) with respect to any Casualty Event, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation received by the Borrower or any of its Subsidiaries in respect of such Casualty Event net of (i) reasonable expenses incurred by the Borrower or any of its Subsidiaries in connection therewith and (ii) contractually required repayments of Indebtedness to the extent secured by a Lien permitted by Section 7.02(b) on such property and (iii) any income and transfer taxes payable by the Borrower or any of its Subsidiaries in respect of such Casualty Event;

                  (b) with respect to any Disposition, the aggregate amount of all cash payments received by the Borrower or any of its Subsidiaries directly or indirectly in connection with such Disposition, whether at the time of such Disposition or after such Disposition under deferred payment arrangements or Investments entered into or received in connection with such Disposition, net of
(i) the amount of any legal, title, transfer and recording tax expenses, commissions and other fees and expenses payable by the Borrower or any of its Subsidiaries in connection therewith, (ii) any Federal, state and local income or other Taxes payable by the Borrower or any of its Subsidiaries as a result thereof, and (iii) any repayments by the Borrower or any of its Subsidiaries of Indebtedness to the extent that such Indebtedness is secured by a Lien permitted by Section 7.02(b) on the property that is the subject of such Disposition and the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property, and (iv) any repayments by the Borrower or any of its Subsidiaries to minority stockholders if and to the extent permitted hereby; and

                  (c) with respect to any incurrence of Indebtedness or offering of Capital Stock, the aggregate amount of all cash proceeds received by the Borrower or any of its Subsidiaries therefrom less all legal, underwriting and similar fees and expenses incurred in connection therewith;

in each case of clause (a), (b) and (c) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.

         "NET INCOME" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income (excluding interest income from CM Insurance Company, Inc.).

         "NET WORTH" means, as of any date of determination thereof, the sum of Total Assets MINUS (a) Total Liabilities, plus (b) non-cash goodwill impairment charges recorded after the Effective Date in accordance with FASB Statement No. 142, and MINUS (c) Accumulated Other Comprehensive Gains (or Losses).

         "NON-CASH CHARGES" means, with respect to any calculation of net income for any period, all non-cash extraordinary losses and charges (excluding inventory write-downs and Accounts Receivable charge-offs) deducted in such calculation (as determined in accordance with GAAP, including, without limitation, non-cash recognition of unrealized declines in the market value of marketable securities recorded in accordance with FASB Statement No. 115, non-cash asset impairment charges recorded in accordance with FASB Statement No. 142 and FASB Statement No. 144 (in each case, to the extent not expected to result in cash charges in the future), and non-cash restructuring charges.

         "NOTICE OF BORROWING" has the meaning specified therefor in Section 2.02(a).

         "OBLIGATIONS" means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agent and the Lenders under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest (including the Term Loan PIK Amount), charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

         "PARTICIPANT REGISTER" has the meaning specified therefor in Section 12.07(b)(v).

         "PARTICIPATION   AGREEMENT"   means  the  Master   Risk   Participation
Agreement, dated as of the date hereof, by and among the Loan Parties, the Canadian Agent and the Canadian Lenders.

         "PATENT AGREEMENT" means a Patent Collateral Assignment and Security Agreement made by a Loan Party in favor of the Agent, substantially in the form of Exhibit D.

         "PATENTS" means all patents issued or assigned to and all patent applications made by the Loan Parties and, to the extent that the grant of a security interest does not cause a breach or termination thereof, all exclusive and nonexclusive licenses to the Loan Parties from third parties or rights to use patents owned by such third parties, including, without limitation, the patents, patent applications and licenses listed on Schedule 6.01(e) hereto, along with any and all (a) inventions and improvements described and claimed therein, (b) reissues, divisions, continuations, extensions and continuations-in-part thereof, (c) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, and (e) any other rights corresponding thereto throughout the world.

         "PAYMENT OFFICE" means the Agent's office located at 70 Federal Street, 7th Floor, Boston, MA 02110, or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PENSION PLAN" means any Plan that is a defined benefit pension plan subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "PERMITTED INVESTMENTS" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

         (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard and Poor's or from Moody's;

         (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

         (e) advances, loans and extensions of credit to any director, officer or employee of the Loan Parties, if the aggregate outstanding amount of all such advances, loans and extensions of credit (excluding travel advances in the ordinary course of business) does not at any time exceed $500,000;

         (f) investments in money market mutual funds that are rated AAA by Standard & Poor's; and

         (g) stocks, bonds, funds, covered call options, cash equivalents and cash included in the portfolio of Investments owned by CM Insurance Company, Inc. under the investment objective of "Aggressive Growth/Moderate Income" using the following asset guidelines: cash, 0% to 20%; bonds, 0% to 30%; stocks, 70% to 90%; other, 0% to 20%; in each case, invested at the discretion of Fleet Investment Advisors, Inc. and Gold-K Securities, Inc.

         "PERMITTED  LIENS"  has  the  meaning  specified  therefor  in  Section
7.02(b).

         "PERSON" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

         "PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA in which any Loan Party or any ERISA Affiliate is an "employer" as defined in Section 3(5) of ERISA or any employee benefit plan established and maintained by, or for the benefit of such Loan Party for the benefit of its respective employees, including, but not limited to, any Pension Plan or Multiemployer Plan.

         "PLEDGE AGREEMENT" means a Pledge and Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit B or otherwise acceptable to the Agent, securing the Obligations and delivered to the Agent.

         "POST-DEFAULT RATE" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 3%.

         "PRO RATA SHARE" means, with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, and all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the Total Term Loan Commitment, PROVIDED that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan.

         "PROPERTY" means any interest of any kind in property or assets, whether real, personal or mixed, and whether tangible or intangible.

         "PROPRIETARY RIGHTS" has the meaning specified therefor in Section 6.01(e)(ii).

         "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of the Agent, desirable in order to create or perfect Liens on any Patents or Trademarks.

         "RATING AGENCIES" has the meaning specified therefor in Section 2.07.

         "REAL PROPERTY ASSET" means, at any time of determination, any and all real property owned or leased by the Loan Parties.

         "REFERENCE BANK" means JPMorgan Chase Bank, its successors or any other commercial bank designated by the Agent to the Borrower from time to time.

         "REFERENCE PERIOD" means, as of any date of determination, the period of four (4) consecutive fiscal quarters of the Borrower and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

         "REFERENCE RATE" means the rate of interest publicly announced by the Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate. The reference rate, base rate or prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

         "REGISTER" has the meaning specified therefor in Section 12.07(b)(ii).

         "REGISTERED LOAN" has the meaning specified therefor in Section 12.07(b)(ii).

         "REGISTERED  PROPRIETARY  RIGHTS" has the meaning specified therefor in
Section 6.01(e)(iii).

         "REGULATION T", "REGULATION U" and "REGULATION X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

         "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

         "REMEDIAL ACTION" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C. ss. 9601.

         "REQUIRED LENDERS" means Lenders whose Pro Rata Shares of the Term Loan aggregate at least 51%.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of stock or other equity interests, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries, (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption purchase, retirement, defeasance (including economic or legal defeasance), sinking fund or similar payment with respect to the Senior Subordinated Notes and/or any intercompany Indebtedness owing by the Borrower or any Guarantor, and
(v) any payment made to any Affiliates of any Loan Party or any of its Subsidiaries in respect of management, consulting or other similar services provided to any Loan Party or any of its Subsidiaries.

         "RESTRICTIVE AGREEMENTS" has the meaning specified therefor in Section 6.01(m)(ii).

         "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

         "SECURITIZATION" has the meaning specified therefor in Section 2.07.

         "SECURITIZATION PARTIES" has the meaning specified therefor in Section 2.07.

         "SENIOR FUNDED INDEBTEDNESS" means, at any time of determination, the sum of Total Funded Indebtedness minus the principal amount of the Senior Subordinated Notes outstanding at such time.

         "SENIOR LEVERAGE RATIO" means as at any date of determination, the ratio of (a) Senior Funded Indebtedness of the Borrower and its Subsidiaries outstanding on such date to (b) the EBITDA for the Referenced Period ended on such date.

         "SENIOR SUBORDINATED NOTE DOCUMENTS" means the Senior Subordinated Note Indenture, the Senior Subordinated Notes and all other documents, instruments and agreements executed and delivered in connection with the Senior Subordinated Notes.

         "SENIOR SUBORDINATED NOTE INDENTURE" means the Columbus McKinnon Corporation Series A and Series B 8 1/2% Senior Subordinated Notes Due 2008 Indenture, dated as of March 31, 1998 (as supplemented by the Supplemental Indenture, dated as of March 31, 1998, the Second Supplemental Indenture, dated as of February 12, 1999, the Third Supplemental Indenture, dated as of March 1, 1999, the Fourth Supplemental Indenture, dated as of November 1, 1999, the Fifth Supplemental Indenture, dated as of April 4, 2002 and the Sixth Supplemental Indenture, dated as of August 5, 2002), between the Borrower, as issuer, and State Street Bank and Trust Company, N.A., as trustee.

         "SENIOR   SUBORDINATED  NOTES"  means  the  Borrower's  8  1/2%  senior subordinated notes due 2008 issued pursuant to the Senior Subordinated Note Indenture.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         "SUBSIDIARY" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

         "SYNTHETIC LEASE" means, any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

         "TAXES" has the meaning specified therefor in Section 2.08(a).

         "TERM LOAN" means, collectively, the loans made by the Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a).

         "TERM LOAN COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make the Term Loan to the Borrower in the amount set forth in Schedule 1.01(A) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

         "TERM LOAN PIK AMOUNT" means, as at any date of determination, the amount of all interest accrued with respect to the Term Loan that has been paid-in-kind by being added to the outstanding principal balance of the Term Loan in accordance with Section 2.04(a).

         "TITLE INSURANCE POLICY" means a mortgagee's loan policy, in form and substance satisfactory to the Agent, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory to the Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Agent, delivered to the Agent.

         "TRADEMARK AGREEMENT" means a Trademark Collateral Security and Pledge Agreement made by a Loan Party in favor of the Agent, substantially in the form of Exhibit C.

         "TRADEMARKS" means all trademarks (including service marks), federal and state trademark registrations and applications made by the Loan Parties, common law trademarks and trade names owned by or assigned to the Loan Parties, all registrations and applications for the foregoing and all exclusive and nonexclusive licenses from third parties of the right to use trademarks of such third parties, including, without limitation, the registrations, applications, unregistered trademarks, service marks and licenses listed on Schedule 6.01(e) hereto, along with any and all (a) renewals thereof, (b) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign trademarks, trademark registrations, and trade name applications for any thereof and any other rights corresponding thereto throughout the world.

         "TOTAL ASSETS" means the sum of (a) all assets ("CONSOLIDATED BALANCE SHEET ASSETS") of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, PLUS (b) without duplication, all assets leased by the Borrower or any of its Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been consolidated balance sheet assets had the Synthetic Lease been treated for accounting purposes as a Capital Lease Obligation.

         "TOTAL FUNDED INDEBTEDNESS" means, with respect to the Borrower and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capital Lease Obligations, and (iv) the maximum drawing amount of all letters of credit outstanding, PLUS (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Borrower or any of its Subsidiaries.

         "TOTAL LIABILITIES" means all liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Borrower and its Subsidiaries and all other Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

         "TOTAL TERM LOAN COMMITMENT" means the sum of the amounts of the Lenders' Term Loan Commitments.

         "TOTAL VOTING POWER" means, with respect to any Person, the total number of votes which holders of securities having the ordinary power to vote, in the absence of contingencies, are entitled to cast in the election of directors of such Person.

         "UCC FILING AUTHORIZATION LETTER" means a letter duly executed by each Loan Party authorizing the Agent to file appropriate financing statements on Form UCC-1 without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Collateral Document.

         "UNIFORM COMMERCIAL CODE" has the meaning specified therefor in Section 1.03.

         "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         "WORKING CAPITAL AGENT" means Fleet Capital Corporation, as agent for the Working Capital Lenders under the Working Capital Loan Agreement.

         "WORKING CAPITAL AVAILABILITY" means "Domestic Excess Availability" as such term is defined in the Working Capital Loan Agreement as such agreement is in effect on the date hereof.

         "WORKING CAPITAL BORROWING BASE" means, collectively, the "Domestic Borrowing Base" and the "Canadian Borrowing Base" as each such term is defined in the Working Capital Loan Agreement as such agreement is in effect on the date hereof.

         "WORKING CAPITAL INDEBTEDNESS" means, collectively, the Indebtedness of the Borrowers owing to the Working Capital Agent and the Working Capital Lenders and (ii) the Indebtedness of the Canadian Borrowers owing to the Canadian Lender (as defined in the Working Capital Loan Agreement as in effect on the date hereof), in each case under the Working Capital Loan Agreement.

         'WORKING CAPITAL LC EXPOSURE" means the "Total LC Exposure" as such term is defined in the Working Capital Loan Agreement as such agreement is in effect on the date hereof.

         "WORKING CAPITAL LENDERS" means the lenders from time to time party to the Working Capital Loan Agreement.

         "WORKING CAPITAL LOAN AGREEMENT" means the amended and restated credit and security agreement, dated as of the date hereof, by and among the Borrower, the Canadian Borrowers, the Guarantors, the Working Capital Lenders and the Working Capital Agent.

         "WORKING CAPITAL LOAN DOCUMENTS" means, collectively, (i) the Working Capital Loan Agreement, and (ii) all other agreements, instruments, and other documents executed and delivered in connection therewith.

         "WORKING CAPITAL LOANS" means, collectively, the (i) Working Capital Revolving Loans and (ii) the Working Capital Term Loan.

         "WORKING CAPITAL REVOLVING LOANS" means the "Revolving Loan" (as defined in the Working Capital Loan Agreement as in effect on the date hereof).

         "WORKING CAPITAL TERM LOAN" means the "Term Loan" (as defined in the Working Capital Loan Agreement as in effect on the date hereof).

         Section 1.02 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. References in this Agreement to "determination" by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

         Section 1.03 ACCOUNTING AND OTHER TERMS. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in
Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "UNIFORM COMMERCIAL CODE") and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

         Section 1.04 TIME REFERENCES. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; PROVIDED, HOWEVER, that with respect to a computation of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.

                                   ARTICLE II

                                    THE LOANS

         Section 2.01 TERM LOAN COMMITMENTS. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make the Term Loan to the Borrower on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan Commitment.

                  (b) Notwithstanding the foregoing, the aggregate principal amount of the Term Loan made on the Effective Date shall not exceed the Total Term Loan Commitment. Any principal amount of the Term Loan which is repaid or prepaid may not be reborrowed.


         Section 2.02 MAKING THE TERM LOAN. The Borrower shall give the Agent prior telephonic notice (immediately confirmed in writing, substantially in the form of Exhibit G (a "NOTICE OF BORROWING")), not later than 12:00 noon (New York City time) on the date which is one (1) Business Day prior to the Effective Date. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the Term Loan, (ii) the use of the proceeds of the Term Loan, and (iii) the proposed borrowing date, which must be a Business Day. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Agent). The Borrower hereby waives the right to dispute the Agent's record of the terms of any such telephonic Notice of Borrowing. The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request the Term Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

                  (b) The Term Loan shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Term Loan Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make the Term Loan requested hereunder, nor shall the Term Loan Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make the Term Loan requested hereunder, and each Lender shall be obligated to make the Term Loan required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

         Section 2.03 REPAYMENT OF THE TERM LOAN; EVIDENCE OF DEBT. (a) The outstanding principal of the Term Loan shall be repaid in full on the Final Maturity Date.

                  (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from the Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (c) The Agent shall maintain accounts in which it shall record
(i) the amount of the Term Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loan in accordance with the terms of this Agreement.

                  (e) Any Lender may request that the Term Loan made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Agent and reasonably acceptable to the Borrower. Thereafter, the Term Loan evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         Section 2.04 INTEREST.

                  (a) TERM LOAN.

                           (i)  The  Term  Loan  shall  bear   interest  on  the
principal amount thereof from time to time outstanding, from the date of the Term Loan until such principal amount becomes due, at a rate per annum equal to the sum of (A) the lesser of (1) the Base Interest Rate plus the Applicable Margin and (2) 15.0% PLUS (B) 1.25%; PROVIDED that, in the absence of a continuing Event of Default, that portion of such interest equal to 1.25% per annum shall, in the absence of an election by the Borrower to pay such interest in cash, be paid-in-kind by being added to the outstanding principal amount of the Term Loan, PROVIDED, FURTHER, that, the Borrower may, on or prior to the date that is 5 Business Days prior to due date thereof, elect to pay all accrued and unpaid interest under this Section 2.04(a)(i)(B) in cash.

                           (ii)   Notwithstanding   anything  to  the   contrary
contained in Section 2.04(a)(i), (A) in the event that the Borrower repays in full in cash all Obligations (other than the Term Loan PIK Amount) under this Agreement and the other Loan Documents on or prior to the first anniversary of the Effective Date, the Borrower shall not be required to repay any of the Term Loan PIK Amount and (B) in the event that the Borrower repays in full in cash all Obligations (other than the Term Loan PIK Amount) under this Agreement and the other Loan Documents on or prior to the second anniversary of the Effective Date, the Borrower shall not be required to repay 50% of the Term Loan PIK Amount.

                  (b) DEFAULT INTEREST. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Term Loan, fees, indemnities, or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

                  (c) INTEREST PAYMENT. Interest on the Term Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which the Term Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrower hereby authorizes the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due and payable hereunder.

                  (d) GENERAL. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

         Section 2.05 REDUCTION OF THE TERM LOAN COMMITMENT; PREPAYMENT OF THE TERM LOAN.

                  (a) REDUCTION OF THE TERM LOAN COMMITMENT. The Total Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Effective Date.

                  (b) OPTIONAL PREPAYMENT.  The Borrower may, upon at least five
(5) Business Days' prior written notice to the Agent, prepay without penalty or premium the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this clause (b) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity.

                  (c) MANDATORY PREPAYMENT.

                           (i) Within 10 days of  delivery  to the Agent and the
Lenders of audited annual financial statements pursuant to Section 7.01(a)(i), commencing with the delivery to the Agent and the Lenders of the financial statements for the Fiscal Year ended March 31, 2004 or, if such financial statements are not delivered to the Agent and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(i), 10 days after the date such statements are required to be delivered to the Agent and the Lenders pursuant to Section 7.01(a)(i), the Borrower shall make a prepayment to the Working Capital Loans and/or the Term Loan in accordance with Section 2.05(d) hereto in an amount equal to 50% of the Excess Cash Flow of the Borrower and its Subsidiaries for such Fiscal Year.

                           (ii)  Immediately  upon any  Disposition  by any Loan
Party or its Subsidiaries pursuant to Sections 7.02(d)(ii) and 7.02(d)(iii) (other than (A) Dispositions permitted under Section 7.02(d)(ii)(B) and (B) Dispositions permitted under Section 7.02(d)(iii) to the extent that the aggregate Net Cash Proceeds received therefrom do not exceed $500,000), the Borrower shall make a prepayment to the Working Capital Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure) and/or the Term Loan in accordance with Section 2.05(d) hereto in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition. Nothing contained in this subsection (ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Sections 7.02(d)(ii) and 7.02(d)(iii).

                           (iii) Upon the  issuance  or  incurrence  by any Loan
Party or any of its Subsidiaries of any Indebtedness (other than Indebtedness permitted pursuant to Section 7.02(a)), or the sale or issuance by any Loan
Party or any of its Subsidiaries of any shares of its Capital Stock, the Borrower shall make a prepayment to the Working Capital Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure) and/or the Term Loan in accordance with Section 2.05(d) hereto in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith.

The provisions of this subsection (iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

                           (iv) Upon the receipt by any Loan Party or any of its
Subsidiaries of any Extraordinary Receipts, the Borrower shall make a prepayment to the Working Capital Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure) and/or the Term Loan in accordance with
Section 2.05(d) hereto in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts; PROVIDED, that in the case of insurance proceeds received in connection with a Casualty Event with respect to Property having an aggregate market value less than $1,500,000, so long as, at the time of receipt and use of such insurance proceeds, no Event of Default shall have occurred and be continuing, the Loan Parties shall be entitled to use such insurance proceeds (in an amount not in excess of $1,500,000) to repair or replace the Property affected by such Casualty Event, PROVIDED, FURTHER, that (A) until so used, such insurance proceeds shall be deposited into a cash collateral account (and when so deposited such insurance proceeds shall constitute Collateral for the Obligations then outstanding), (B) such insurance proceeds may be used solely to repair or replace the Property that was the subject of such Casualty Event with other Property of the same type, (C) such insurance proceeds must be used and such Property must be repaired or replaced within 180 days after the date of receipt thereof, and (D) upon the occurrence and during the continuance of an Event of Default or after such 180 day period shall have expired, such insurance proceeds, if not so used, shall be applied to the prepayment of the Working Capital Loans and/or the Term Loan as provided in Section 2.05(d).

                           (v) In the  event  that the  aggregate  amount of the
cash and Permitted Investments (other than cash in the Prepayment Escrow Account (as defined in the Working Capital Loan Agreement) and Investments permitted pursuant to clause (g) of the definition of Permitted Investments) of the Loan Parties and their Subsidiaries exceeds at any time $1,500,000, the Borrower shall immediately make a prepayment to the Working Capital Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure) and/or the Term Loan in accordance with Section 2.05(d) hereto in an amount equal to such excess.

                  (d) APPLICATION OF PAYMENTS. Each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv) and (c)(v) above shall be applied as follows:

                           (i) if the proceeds are from (A) any  Disposition  of
any Account Receivable or Inventory or any insurance policy or condemnation award with respect to Inventory or (B) any event set forth in Section
2.05(c)(v),  such  proceeds  shall be applied,  first,  to the  Working  Capital
Revolving Loans until paid in full (which may include provision of cash collateral in respect of Working Capital LC Exposure), second, to the Working Capital Term Loan until paid in full and, third, to the Term Loan until paid in full;

                           (ii) if the proceeds are from any  Disposition of any
of the Mortgaged Properties described on Schedule 1.01(E) or any insurance policy or condemnation award with respect to any such Mortgaged Properties, such proceeds shall be applied either to the Working Capital Term Loan or the Term Loan;

                           (iii) if the proceeds are from any Disposition of any
Mortgaged Properties other than those described on Schedule 1.01(E) or any insurance policy or condemnation award with respect to any such Mortgaged Properties, such proceeds shall be applied, first, to the Working Capital Term Loan in an amount equal to the Appraised Value of such Mortgaged Properties (as set forth in the most recent appraisal of such Mortgaged Property delivered by the Working Capital Agent to the Agent) and, second, to the Term Loan until paid in full;

                           (iv) subject to clause (v) below, if the proceeds are
from the Disposition of any (A) other assets of the Loan Parties not described in clause (i), (ii) or (iii) above or (B) event set forth in Section 2.05(c)(i),
(c)(iii) or (c)(iv), such proceeds shall be applied either to the Working Capital Term Loan or to the Term Loan; and

                           (v) if the proceeds are from a Disposition  of all or
substantially all of the assets or Capital Stock of any Person or any insurance, which Disposition or proceeds of insurance includes both (1) Accounts Receivable or Inventory and (2) other assets, such proceeds shall be applied as follows:
(A) an amount equal to the net book value of such Accounts Receivable and Inventory shall be applied to the Working Capital Revolving Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure) and (B) the remaining proceeds shall be applied either to the Working Capital Term Loan or to the Term Loan;

PROVIDED,  that in the case of each of clauses (i) through (v) above,  if either
(x) the conditions to any prepayment of the Term Loan set forth in Section 8.14 of the Working Capital Loan Agreement (as in effect on the date hereof) are not satisfied or (y) the Borrower is required to apply such proceeds to the Working Capital Revolving Loans pursuant to the terms of the Working Capital Loan Agreement (as in effect on the date hereof), then the Borrower shall not be required to make such prepayment of the Term Loan to the extent that:

                                    (1) in the case of clause  (x) or (y) above,
either (AA) the Borrower actually applies the proceeds that would otherwise be required to be applied to the Term Loan pursuant to Section 2.05(c) and this
Section 2.05(d) to the Working Capital Term Loan or (BB) the Borrower actually applies the proceeds that would otherwise be required to be applied to the Term Loan pursuant to Section 2.05(c) and this Section 2.05(d) to the Working Capital Revolving Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure), and the Working Capital Agent, concurrently with such payment of the Working Capital Revolving Loans, (xx) makes a corresponding permanent reduction in the Revolving Credit Commitments (as defined in the Working Capital Loan Agreement as in effect on the date hereof) and (yy) except in the case of Section 2.05(c)(iii), establishes and maintains a corresponding permanent reserve against the Working Capital Borrowing Base, in the case of each of (xx) and (yy), in an amount equal to the amount of proceeds that would have otherwise been applied by the Borrower to the prepayment of the Term Loan pursuant to Section 2.05(c) and this Section 2.05(d),

                                    (2) in the case of clauses (x) or (y) above,
(AA) the Borrower actually applies the proceeds that would otherwise be required to be applied to the Term Loan pursuant to Section 2.05(c) and this Section

2.05(d) to the Working Capital Revolving Loans (which may include provision of cash collateral in respect of Working Capital LC Exposure) and (BB) concurrently with such payment of the Working Capital Revolving Loans, the Working Capital Agent establishes and maintains a reserve against the Working Capital Borrowing Base in an amount equal to the amount of proceeds that would have otherwise been applied by the Borrower to the prepayment of the Term Loan pursuant to Section 2.05(c) and this Section 2.05(d), PROVIDED, that, the amount of such proceeds that are applied to the Working Capital Revolving Loans pursuant to this subclause (2) shall be required to be applied to the prepayment of the Term Loan at any time after such application to the Working Capital Revolving Loans if either (xx) no breach of Section 8.14 of the Working Capital Loan Agreement (as in effect on the date hereof) would occur as a result of such prepayment of the Term Loan or (yy) the Working Capital Agent releases all or any portion of the reserve established against the Working Capital Borrowing Base at the time such proceeds were applied to the Working Capital Revolving Loans, or

                                    (3) in the  case of  clause  (x)  above at a
time when the Working Capital Term Loan has been paid in full and such prepayment of the Term Loan is required pursuant to Section 2.05(c)(i), the Borrower makes such payment on a deferred basis (in whole or in part from time to time) to the extent that such payment(s) do not result in a breach of Section
8.14 of the Working Capital Loan Agreement (as in effect on the date hereof).

Each such prepayment of the Working Capital Term Loan made pursuant to this subsection 2.05(d) shall be applied against the remaining installments of principal of the Working Capital Term Loan in the inverse order of maturity.

                  (e) INTEREST AND FEES.  Any  prepayment  made pursuant to this
Section 2.05 shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the outstanding principal amount of the Term Loan to zero, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06.

                  (f) CUMULATIVE PREPAYMENTS. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this
Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

         Section 2.06 FEES.

                  (a) CLOSING FEE. On or prior to the Effective Date, the Borrower shall pay to the Agent for the account of the Lenders, in accordance with their Pro Rata Shares, a non-refundable closing fee (the "CLOSING FEE") equal to $2,100,000, which shall be deemed fully earned when paid.

                  (b) LOAN SERVICING FEE. From and after the Effective Date and until the later of (i) the Final Maturity Date and (ii) the date on which all Obligations are paid in full, the Borrower shall pay to the Agent for the account of the Agent, a non-refundable loan servicing fee (the "LOAN SERVICING FEE") equal to $7,500 each month, which shall be deemed fully earned when paid and which shall be payable on the Effective Date (payable ratably based on the number of days remaining in the month in which the Effective Date occurs) and monthly in advance thereafter on the first day of each month commencing on December 1, 2002.

                  (c) ANNIVERSARY FEE. The Borrower shall pay to the Agent for the account of the Lenders, in accordance with their Pro Rata Shares, a non-refundable anniversary fee (the "ANNIVERSARY FEE") in an amount equal to the product of (i) Anniversary Fee Percentage MULTIPLIED BY (ii) the outstanding principal amount of the Term Loan, which shall be deemed fully earned when paid and which shall be payable on each anniversary of the Effective Date.

         Section 2.07 SECURITIZATION. The Loan Parties hereby acknowledge that the Lenders and their Affiliates may sell or securitize the Term Loan (a "SECURITIZATION") through the pledge of the Term Loan as collateral security for loans to the Lenders or their Affiliates or through the sale of the Term Loan or the issuance of direct or indirect interests in the Term Loan, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "RATING AGENCIES"). The Loan Parties shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, PROVIDED THAT (i) any such amendment or additional documentation does not impose material additional costs on the Loan Parties and
(ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Loan Parties under the Loan Documents or change or affect in a manner adverse to the Loan Parties the financial terms of the Term Loan, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Term Loan or the Securitization, and (c) providing in connection with any rating of the Term Loan a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "SECURITIZATION PARTIES") for any losses, claims, damages or liabilities (the "LIABILITIES") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Term Loan and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

         Section 2.08 TAXES. (a) All payments made by any Loan Party hereunder or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or additional amounts, excluding taxes on the net income of any Lender or the Agent imposed by the jurisdiction in which such Lender or the Agent is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions, conditions, interest, penalties and additional amounts being hereinafter collectively referred to as "TAXES"). If any Loan Party shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Loan Document,

                           (i) the amount so payable  shall be increased so that
after making all required deductions and withholdings (including Taxes on amounts payable pursuant to this sentence) the Lenders or the Agent, as the case may be, receive an amount equal to the sum they would have received had no such deduction or withholding been made,

                           (ii) such Loan  Party  shall make such  deduction  or
withholding,

                           (iii)  such  Loan  Party  shall  pay the full  amount
deducted or withheld to the relevant taxation authority in accordance with applicable law, and

                           (iv) as promptly as  possible  thereafter,  such Loan
Party shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders or the Agent, as the case may be) evidencing payment of the amount or amounts so deducted or withheld. In addition, each Loan Party agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "OTHER TAXES").

                  (b) The Loan Parties hereby jointly and severally indemnify and agree to hold the Lenders and the Agent harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by any Lender or the Agent and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Lender or the Agent makes written demand therefor, which demand shall identify in reasonable detail the nature and amount of such Taxes or Other Taxes.

                  (c) Each Lender that is organized in a jurisdiction outside the United States hereby agrees that it shall, no later than the Effective Date or, in the case of a Lender which becomes a party hereto pursuant to Section
12.07 hereof after the Effective Date, the date upon which such Lender becomes a party hereto (and from time to time thereafter upon the reasonable request of the Borrower or the Agent, but only if such Lender is legally able to do so), deliver to the Borrower and the Agent either (i) two accurate, complete and signed copies of either (x) U.S. Internal Revenue Service Form W-8ECI or successor form, or (y) U.S. Internal Revenue Service Form W-8BEN or successor form, in each case, indicating that such Lender is on the date of delivery thereof entitled to receive payments of interest hereunder free from, or subject to a reduced rate of, withholding of United States Federal income tax or (ii) in the case of such a Lender that is entitled to claim exemption from withholding of United States Federal income tax under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Lender is
(A) not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) not a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (C) not a controller foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code and (y) two accurate, complete and signed copies of U.S. Internal Revenue Service Form W-8BEN or successor form.

                  (d) If any Loan Party fails to perform any of its obligations under this Section 2.08, the Loan Parties shall indemnify the Lenders and the Agent for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Loan Parties under this Section 2.08 shall survive the termination of this Agreement and the payment of the Term Loan and all other amounts payable hereunder.

                                  ARTICLE III

                                 THE COLLATERAL

         Section 3.01 GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations, each Loan Party hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, all personal property of such Loan Party, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "COLLATERAL"), including, without limitation, the following:

                  (a) all Accounts;

                  (b) all Chattel Paper (whether tangible or electronic);

                  (c) the Commercial Tort Claims specified on Schedule 6.01(f) hereto;

                  (d) all Deposit Accounts, all cash, and all other property from time to time deposited therein and the monies and property in the possession or under the control of the Agent or any Lender or any affiliate, representative, agent or correspondent of the Agent or any Lender;

                  (e) all Documents;

                  (f) all Equipment;

                  (g) all Fixtures;

                  (h) all General Intangibles (including, without limitation, all Payment Intangibles);

                  (i) all Goods;

                  (j) all Instruments (including, without limitation, Promissory Notes);

                  (k) all Inventory;

                  (l) all Investment Property;

                  (m) all Copyrights, Patents and Trademarks;

                  (n) all Letter-of-Credit Rights;

                  (o) all Supporting Obligations;

                  (p) all other tangible and intangible personal property of such Loan Party (whether or not subject to the Uniform Commercial Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Loan Party described in the preceding clauses of this Section
3.01 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Loan Party in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of such Loan Party or any other Person from time to time acting for such Loan Party that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3.01 or are otherwise necessary or helpful in the collection or realization thereof; and

                  (q) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Loan Party's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

As used in this Section 3.01, the following terms shall have the respective meanings provided for in the Uniform Commercial Code: "Accounts", "Cash Proceeds", "Chattel Paper", "Commercial Tort Claim", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", "Software", and "Supporting Obligations".

         Section 3.02 SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LOAN PARTIES. Each Loan Party hereby warrants and covenants to the Agent and the Lenders that:

                  (a) Such Loan Party has delivered to the Agent a Perfection Certificate, substantially in the form of Exhibit C to the Working Capital Loan Agreement. All information set forth in such Perfection Certificate is complete, true and correct in all material respects and there has been no change in any of such information since the date on which the Perfection Certificate was signed by such Loan Party.

                  (b) No Loan Party will change its jurisdiction of organization, type of organization or other legal structure, principal or any other place of business, or the location of any Collateral from the locations set forth in the Perfection Certificate delivered by such Loan Party, or make any change in its name or conduct its business operations under any fictitious business name or trade name, without, in any such case, at least 30 days' prior written notice to the Agent; PROVIDED that the Inventory of such Loan Party may be in the possession of manufacturers or processors in any jurisdiction in which all necessary Uniform Commercial Code financing statements have been filed by the Agent and with respect to which the Agent has received waiver letters from all landlords, warehousemen and processors in form and substance acceptable to the Agent.

                  (c) Each Loan Party represents and warrants to the Lenders and the Agent as follows: (i) except for the security interest created by this Agreement and other Liens permitted hereunder, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Loan Parties or any rights relating thereto,
(ii) such Loan Party is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any Person or any adverse lien, except for the security interest created by this Agreement and other Liens permitted hereunder, (iii) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-102(a)(34) of the Uniform Commercial Code, (iv) none of the Account Debtors or other Persons obligated on any of the Collateral is a Governmental Authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral and (v) such Loan Party has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of Hazardous Materials.

                  (d) Each Loan Party covenants with the Lenders and the Agent that, such Loan Party shall defend its rights in the Collateral against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Agent or any of the Lenders.

                  (e) Each Loan Party represents and warrants to the Lenders and the Agent that all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.

                  (f) Except for Collateral that is obsolete or no longer used in their business, the Loan Parties will keep the Collateral in good order and repair (normal wear excepted) and will not use the same in violation of law or any policy of insurance thereon and keep the Collateral adequately insured at all times in accordance with the provisions of Section 7.01(e). The Loan Parties will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or for its use or operation, except for taxes and assessments permitted to be contested as provided in Section 7.01(d). Following the occurrence and during the continuance of an Event of Default, the Agent may at its option discharge any taxes or Liens to which any Collateral is at any time subject (other than Permitted Liens), and may, upon the failure of the Loan Parties to do so in accordance with this Agreement, purchase insurance on any

Collateral and pay for the repair, maintenance or preservation thereof, and each Loan Party agrees to reimburse the Agent on demand for any payments or expenses incurred by the Agent or the Lenders pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Obligations for all purposes hereof.

                  (g) The Agent may from time to time request and each Loan Party shall deliver copies of all customer lists and vendor lists.

                  (h) Each Loan Party hereby irrevocably authorizes the Agent, at any time and from time to time, to file in any jurisdiction financing statements and amendments thereto that (i) indicate the Collateral (x) as all assets of such Loan Party or words of similar effect, regardless of whether any particular asset falls within the scope of Article 9 of the Uniform Commercial Code or such other jurisdiction or (y) as being of an equal or lesser scope or with greater detail and (ii) which contain any other information required by
Article 9 of the Uniform Commercial Code (including Part 5 thereof) for the sufficiency or filing office acceptance of any financing statement or amendment, including whether (A) any Loan Party is an organization, the type of organization and any organization identification number issued to such Loan Party and (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. The Loan Parties agree to furnish any such information to the Agent promptly upon request. Each Loan Party also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

                  (i) Each Loan Party agrees that it will join with the Agent in executing and, at its own expense file and refile, or permit the Agent to file and refile such financing statements, continuation statements and other documents (including, without limitation, Patent Agreements, Trademark Agreements, Copyright Mortgages and licenses to use software and other property protected by copyright), in such offices (including, without limitation, the PTO, the United States Copyright Office, and appropriate state patent, trademark and copyright offices), as the Agent may reasonably deem necessary or appropriate, wherever required or permitted by law, in order to perfect and preserve the rights and interests granted to the Agent in the Collateral. Each Loan Party will give the Agent notice of each office at which records of such Loan Party pertaining to all intangible items of Collateral are kept. Except as may be provided in such notice, the records concerning all intangible Collateral are and will be kept at the address shown in the respective Perfection Certificate for such Loan Party as the principal place of business of such Loan Party.

                  (j) The Loan Parties are the sole and exclusive owners of the websites and domain names listed on Schedule 3.02(j) hereto and have registered such domain names with all applicable authorities which provides for the exclusive use by the Loan Parties of such domain names. The websites do not contain any material, the publication of which may result in (i) the violation of rights of any Person or (ii) a right of any Person against the publisher or distributor of such material.

                  (k) The Loan Parties shall, annually by the end of the first fiscal quarter following the previous Fiscal Year, provide written notice to the

Agent of all applications for registration of Patents, Trademarks or Copyrights, to the extent such applications exist, made during the preceding Fiscal Year. The Loan Parties shall file and prosecute diligently all applications for registration of Patents, Trademarks or Copyrights now or hereafter pending that would be necessary to the business of the Loan Parties to which any such applications pertain, and to do all acts, in any such instance, necessary to preserve and maintain all rights in such registered Patents, Trademarks or Copyrights unless such Patents, Trademarks or Copyrights are not material to the business of the Loan Parties, as reasonably determined by the Loan Parties consistent with prudent and commercially reasonable business practices. Any and all costs and expenses incurred in connection with any such actions shall be borne by the Loan Parties. Except in accordance with prudent and commercially reasonable business practices, the Loan Parties shall not abandon any right to file a Patent, Trademark or Copyright application or any pending Patent, Trademark or Copyright application or any registered Patent, Trademark or Copyright, in each case material to its business, without the consent of the Agent.

                  (l) The domain name servers used in connection with the domain names of the Loan Parties and all other relevant information pertaining to such domain names, and the administrative contacts used in connection with the registration of such domain names are identified on Schedule 3.02(j) hereto. No Loan Party will change such domain name servers without 10 days' prior written notice to the Agent. No Loan Party will cause a change in the identity of any domain name administrative contact without 10 days' prior written notice to the Agent.

                  (m) If any Loan Party is, now or at any time hereafter, a beneficiary under a letter of credit in the face amount in excess of $100,000, such Loan Party shall promptly notify the Agent thereof and, at the request and option of the Agent, such Loan Party shall, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) arrange for the issuer and any confirmer or other nominated Person of such letter of credit to consent to an assignment to the Agent of the proceeds of the letter of credit or (ii) arrange for the Agent to become the transferee beneficiary of the letter of credit, with the Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied by the Agent against the Obligations as provided in this Agreement.

                  (n) To the extent any Loan Party shall, now or at any time hereafter, hold or acquire any promissory note or other instrument or tangible chattel paper (the principal amount of which is greater than $100,000), such Loan Party will promptly notify the Agent thereof and, at the request and option of the Agent, such Debtor will endorse, assign and deliver such promissory note or other instrument or tangible chattel paper to the Agent to be held as Collateral hereunder, together with such instruments of transfer or assignment thereof reasonably satisfactory in form and substance to the Agent.

                  (o) If any Loan Party shall, now or at any time hereafter, hold or acquire any certificated securities, such Loan Party shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify; PROVIDED, HOWEVER, except with respect to entities which are disregarded entities for U.S. income tax purposes, such Loan Party shall only be required to endorse, assign and deliver shares representing sixty-five percent (65%) of the Capital Stock of such Loan Party's first-tier Foreign Subsidiaries. If any securities now or hereafter acquired by any Loan

Party are uncertificated and are issued to such Loan Party or its nominee directly by the issuer thereof, such Loan Party shall promptly notify the Agent thereof and, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) cause the issuer to agree to comply without further consent of such Loan Party or such nominee, at any time with instructions from the Agent as to such securities, or (ii) arrange for the Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Loan Party are held by such Loan Party or its nominee through a securities intermediary or commodity intermediary, such Loan Party shall promptly notify the Agent thereof and, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either
(A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Loan Party or such nominee, at any time with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, or (B) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Agent to become the entitlement holder with respect to such investment property, with such Loan Party being permitted, only with the consent of the Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Agent agrees with each Loan Party that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Loan Party, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Agent is the securities intermediary.

                  (p) For each deposit account or other accounts that any Loan Party, now or at any time hereafter, opens or maintains (other than a deposit account for which the Agent is the depositary bank), such Loan Party shall, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) cause the depositary bank or such Person to agree to comply without further consent of such Loan Party, at any time with instructions from the Agent to such depositary bank or such Person directing the disposition of funds from time to time credited to or held in such deposit account or other account, as the case may be, or (ii) arrange for the Agent to become the customer of the depositary bank or other Person with respect to the deposit account or other account, with such Loan Party being permitted, only with the consent of the Agent, to exercise rights to withdraw funds from such deposit account or other account. The provisions of this paragraph shall not apply to (A) a deposit account for which the Agent is in automatic control, (B) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Loan Party's salaried employees, (C) the deposit accounts or other accounts listed on
Schedule 3.02(p), and (D) deposit accounts or local bank accounts not subject to the Agent's control so long as (1) the aggregate amount of funds on deposit in all such local bank accounts does not exceed $500,000, and (2) the aggregate amount of funds on deposit in any such local bank account does not exceed $50,000.

                  (q) No Loan Party holds any commercial tort claims, as defined in Article 9 of the Uniform Commercial Code, except as indicated in the Perfection Certificates. If any of the Loan Parties shall at any time acquire a commercial tort claim, such Loan Party shall promptly notify the Agent in a writing signed by such Loan Party of the brief details thereof and grant to the Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

                  (r) If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Loan Parties shall promptly notify the Agent thereof and, at the Agent's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Agent, that the bailee holds such Collateral for the benefit of the Agent and such bailee's agreement to comply, without further consent of such Loan Party, at any time with instructions of the Agent as to such Collateral. The Agent agrees with each Loan Party that the Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Loan Party with respect to the bailee.

                  (s) If any Loan Party, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Loan Party shall promptly notify the Agent thereof and, at the request and option of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent control, under ss.9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Agent agrees with each Loan Party that the Agent will arrange, pursuant to procedures satisfactory to the Agent and so long as such procedures will not result in the Agent's loss of control, for such Loan Party to make alterations to the electronic chattel paper or transferable record permitted under Uniform Commercial Code ss.9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or ss.16 of the Uniform Electronic Transactions Act, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Loan Party with respect to such electronic chattel paper or transferable record.

                  (t) If any Loan Party has Accounts Receivable in respect of which the Account Debtor is located in Minnesota, the Loan Parties represent and warrant that the applicable Loan Party has filed and shall file all legally-required Notice of Business Activities Reports and comparable reports with the appropriate Governmental Authorities.

                  (u) Each Loan Party further agrees, upon the request of the Agent and at the Agent's option, to take any and all other actions as the Agent may determine to be necessary or useful for the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent's security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto, certificates and other documents or instruments as may be necessary to enable the Agent to perfect or from time to time renew the security interest granted hereby or by any other Collateral Document under the Uniform Commercial Code, to the extent, if any, that such Loan Party's signature thereon is required therefor, including, without limitation, such financing statements and amendments thereto, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by such Loan Party or in any replacements or proceeds thereof, (ii) causing the Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals, in form and substance satisfactory to the Agent, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Agent and (vi) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.

                  (v) Each Loan Party authorizes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Loan Party or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Loan Party, without notice to or assent by such Loan Party, to do the following: (i) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Loan Parties' expense, at any time, or from time to time, all acts and things which the Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as any Loan Party might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (B) upon written notice to such Loan Party, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and
(C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and (ii) to the extent that such Loan Party's authorization given in this subsection 3.02(v) is not sufficient, to file such financing statements with respect hereto, with or without such Loan Party's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Loan Party's name such financing statements and amendments thereto and continuation statements which may require such Loan

Party's signature. To the extent permitted by law, each Loan Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Lenders in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act, except for the Agent's own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         Section 3.03 FIXTURES, ETC. It is the intention of the parties hereto that (except for Collateral located on any Mortgaged Property) none of the Collateral shall become fixtures and each Loan Party will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, each Loan Party will, if requested by the Agent, use commercially reasonable efforts to obtain waivers of Liens, in form satisfactory to the Agent, from each lessor of real property on which any of the Collateral is or is to be located to the extent requested by the Agent.

         Section 3.04 RIGHT OF AGENT TO DISPOSE OF COLLATERAL, ETC. Upon the occurrence and during the continuance of any Event of Default, subject to the provisions of the Uniform Commercial Code or other applicable law, the Agent shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Agent may require the Loan Parties to make the Collateral (to the extent the same is moveable) available to the Agent at a place to be designated by the Agent or transfer any information related to the Collateral to the Agent by electronic medium. The Agent may in its discretion require any Loan Party to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Loan Party's principal office(s) or at such other locations as the Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Loan Parties at least 7 days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. In addition, each Loan Party waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights and remedies hereunder.

         Section 3.05 RIGHT OF AGENT TO USE AND OPERATE COLLATERAL, ETC. Upon the occurrence and during the continuance of any Event of Default, subject to the provisions of the Uniform Commercial Code or other applicable law, the Agent shall have the right and power (a) to take possession of all or any part of the Collateral, and to exclude the Loan Parties and all Persons claiming under the Loan Parties wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same, and (b) to grant a license to use, or cause to be granted a license to use, any or all of the Patents, Trademarks and Copyrights (in the case of Trademarks, along with the goodwill associated therewith), but subject to the terms of any licenses. Upon any such taking of possession, the Agent may, from time to time, at the expense of the Loan

Parties, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Agent may deem proper. In any such case the Agent shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Loan Parties in respect thereto as the Agent shall deem proper, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Agent may see fit; and the Agent shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Agent may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Agent may be required or authorized to make under any provision of this Agreement (including legal costs and reasonable attorneys' fees). The Agent shall apply the remainder of such rents, issues, profits, fees, revenues and other income as provided in Section 3.06.

         Section 3.06 PROCEEDS OF  COLLATERAL.  After  deducting all  reasonable costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and attorneys' fees) and all other charges against the Collateral, the Agent shall apply the residue of the proceeds of any such sale or disposition to the Obligations in accordance with the terms hereof and any surplus shall be returned to the Loan Parties or to any Person or party lawfully entitled thereto. In the event the proceeds of any sale, lease or other disposition of the Collateral are insufficient to pay all of the Obligations in full, the Loan Parties will be liable for the deficiency, together with interest thereon at the Post-Default Rate, and the cost and expenses of collection of such deficiency, including (to the extent permitted by
law),   without   limitation,   reasonable   attorneys'   fees,   expenses   and
disbursements.

         Section 3.07 RELATION TO COLLATERAL DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by any Loan Party to the Agent, for the benefit of the Lenders and the Agent, and which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Agent or any of the Lenders hereunder. In addition, to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the Collateral Documents referred to below in the manner so indicated.

                  (a) PLEDGE AGREEMENTS. Concurrently herewith each Loan Party is executing and delivering to the Agent, for the benefit of the Lenders and the Agent, a Pledge Agreement pursuant to which such Loan Party is pledging to the Agent (a) 100% of the shares of the Capital Stock of its Domestic Subsidiary or Subsidiaries, and/or Audubon Europe, as the case may be, (b) 65% of the shares of the Capital Stock of its Foreign Subsidiary or Subsidiaries (other than Audubon Europe) and (c) all intercompany promissory notes of such Loan Party. Such pledge shall be governed by the terms of such pledge agreement and not by the terms of this Agreement.

                  (b) TRADEMARK AND PATENT AGREEMENTS. Concurrently herewith each Loan Party is executing and delivering to the Agent, for the benefit of the

Lenders and the Agent, a Trademark Agreement and a Patent Agreement pursuant to which such Loan Party is assigning to the Agent, for the benefit of the Lenders and the Agent, certain Collateral consisting of trademarks, service marks and trademark and service mark rights, patent and patent rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Agreement and the Patent Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Agreement or the Patent Agreement shall derogate from any of the rights or remedies of the Agent or any of the Lenders hereunder. Neither the delivery of, nor anything contained in, the Trademark Agreement or the Patent Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

                  (c) COPYRIGHT MORTGAGES, ETC. Concurrently herewith each Loan Party is also executing and delivering to the Agent, for the benefit of the Lenders and the Agent, for recording in the United States Copyright Office (the "COPYRIGHT OFFICE") a Memorandum of Grant of Security Interest in Copyrights. Such Loan Party represents and warrants to the Lenders and the Agent that such Copyright Mortgage identifies all now existing material copyrights and other rights in and to all material copyrightable works of such Loan Party, identified, where applicable, by title, author and/or Copyright Office registration number and date. Each Loan Party represents and warrants to the Lenders and the Agent that it has registered all material copyrights with the Copyright Office, as identified in such Copyright Mortgage. Each Loan Party covenants, promptly following such Loan Party's acquisition thereof, to provide to the Agent like identifications of all material copyrights and other rights in and to all material copyrightable works hereafter acquired by such Loan Party, to register such copyrights with the Copyright Office and to execute and deliver to the Agent, for the benefit of the Lenders and the Agent, a supplemental Memorandum of Grant of Security Interest in Copyrights, in form and substance satisfactory to the Agent, for the benefit of the Lenders and the Agent, modified to reflect such subsequent acquisitions and registrations.

         Section 3.08 MARSHALLING. Neither the Agent nor any Lender shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Agent or any Lender hereunder and of the Agent or any Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Loan Party hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Loan Party hereby irrevocably waives the benefits of all such laws.

                                   ARTICLE IV

                      FEES, PAYMENTS AND OTHER COMPENSATION

         Section 4.01 AUDIT AND COLLATERAL MONITORING FEES. The Borrower acknowledges that pursuant to Section 7.01(f), representatives of the Agent and the Lenders may visit any or all of the Loan Parties and/or conduct audits, inspections, valuations and/or field examinations of any or all of the Loan Parties. The Borrower agrees to pay (i) $1,500 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations and field examinations and
(ii) the cost of all visits, audits, inspections, valuations and field examinations conducted by a third party on behalf of the Agent or the Lenders.

         Section 4.02 PAYMENTS; COMPUTATIONS AND STATEMENTS. (a) The Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent's Account. All payments received by the Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Agent and the Lenders. After receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrower not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrower hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account of the Borrower with any amount due and payable by the Borrower under any Loan Document. Each of the Lenders and the Borrower agrees that the Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing. Any amount charged to the Loan Account of the Borrower shall be deemed an Obligation of the Borrower hereunder made by the Lenders to the Borrower, funded by the Agent on behalf of the Lenders. The Lenders and the Borrower confirm that any charges which the Agent may so make to the Loan Account of the Borrower as herein provided will be made as an accommodation to the Borrower and solely at the Agent's discretion. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

                  (b) The Agent shall provide the Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Agent) of the opening and closing daily balances in the Loan Account of the Borrower during such month, the amounts and dates of all payments on account of the Term Loan during such month, the amount of interest accrued on the Term Loan during such month, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, 30 days after the same is sent, shall be final and conclusive absent manifest error.

         Section 4.03 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 4.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 4.04 APPORTIONMENT OF PAYMENTS. Subject to Section 2.02 hereof and to any written agreement among the Agent and/or the Lenders:

                  (a) all payments of principal and interest in respect of the Term Loan, all payments of fees (other than the Loan Servicing Fee set forth in Section 2.06 hereof and the audit and collateral monitoring fee provided for in
Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of the Term Loan, as designated by the Person making payment when the payment is made.

                  (b) After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) FIRST, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) SECOND, to pay interest due in respect of the Agent Advances until paid in full; (iii) THIRD, to pay principal of the Agent Advances until paid in full; (iv) FOURTH, ratably to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (v) FIFTH, ratably to pay interest due in respect of the Term Loan until paid in full; (vi) SIXTH, ratably to pay principal of the Term Loan until paid in full, and (vii) SEVENTH, to the ratable payment of all other Obligations then due and payable.

                  (c) In each instance, so long as no Event of Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrower specified by the Borrower to the Agent to be for the prepayment of all or part of the principal of the Term Loan in accordance with the terms and conditions of Section 2.05.

                  (d) For purposes of Section 4.04(b), "paid in full" with respect to interest shall include interest accrued after the commencement of any Insolvency Proceeding irrespective of whether a claim for such interest is allowable in such Insolvency Proceeding.

                  (e) In the event of a direct conflict between the priority provisions of this Section 4.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.04 shall control and govern.

         Section 4.05 INCREASED COSTS AND REDUCED RETURN. (a) If any Lender or the Agent shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender or the Agent or any Person controlling any such Lender or the Agent with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to any Lender or the Agent or any Person controlling any such Lender or the Agent (in each case, whether or not having the force of law), shall (i) subject any Lender or the Agent, or any Person controlling any such Lender or the Agent to any tax, duty or other charge with respect to this Agreement or the Term Loan made by such Lender or the Agent, or change the basis of taxation of payments to any Lender or the Agent or any Person controlling any such Lender or the Agent of any amounts payable hereunder (except for taxes on the overall net income of any Lender or the Agent or any Person controlling any such Lender or the Agent), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against the Term Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, any Lender or the Agent or any Person controlling any such Lender or the Agent or (iii) impose on any Lender or the Agent or any Person controlling any such Lender or the Agent any other condition regarding this Agreement or the Term Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to any Lender or the Agent of making the Term Loan or agreeing to make the Term Loan, or to reduce any amount received or receivable by any Lender or the Agent hereunder, then, upon demand by any such Lender or the Agent, the Borrower shall pay to such Lender or the Agent such additional amounts as will compensate such Lender or the Agent for such increased costs or reductions in amount.

                  (b) If any Lender or the Agent shall have determined that any Capital Guideline or the adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or the Agent or any Person controlling such Lender or the Agent with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or the Agent or any Person controlling such Lender or the Agent, and any Lender or the Agent determines that the amount of such capital is increased as a direct or indirect consequence of the Term Loan or any Lender's or the Agent's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's or the Agent's or any such other controlling Person's capital to a level below that which such Lender or the Agent or such controlling Person could have achieved but for such circumstances as a consequence of the Term Loan or any agreement to make the Term Loan, or such Lender's or the Agent's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's or the Agent's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender or the Agent, the Borrower shall pay to such Lender or the Agent from time to time such additional amounts as will compensate such Lender or the Agent for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or the Agent's or such other controlling Person's capital.

                  (c) All amounts payable under this Section 4.05 shall bear interest from the date that is 10 days after the date of demand by any Lender or the Agent until payment in full to such Lender or the Agent at the Reference Rate. A certificate of such Lender or the Agent claiming compensation under this
Section 4.05, specifying the event herein above described and the nature of such event shall be submitted by such Lender or the Agent to the Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Lender's or the Agent's reasons for invoking the provisions of this
Section 4.05, and shall be final and conclusive absent manifest error.

                                   ARTICLE V

                           CONDITIONS TO THE TERM LOAN

         Section 5.01 CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall become effective as of the Business Day (the "EFFECTIVE DATE") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent:

                  (a) PAYMENT OF FEES, ETC. The Borrower shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Section 2.06 and Section 12.04.

                  (b) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The following statements shall be true and correct: (i) the representations and warranties contained in ARTICLE VI and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

                  (c) LEGALITY. The making of the Term Loan shall not contravene any law, rule or regulation applicable to the Agent or any Lender.

                  (d) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

                           (i) a Pledge  Agreement,  duly  executed by each Loan
Party;

                           (ii) a pledge and security  agreement,  duly executed
by Yale Industrial Products, Inc., with respect to the pledge of the common stock of Audubon Europe;

                           (iii) a Patent Agreement,  duly executed by each Loan
Party;

                           (iv) a  Trademark  Agreement,  duly  executed by each
Loan Party;

                           (v) an  Assignment  of  Trademarks  and Service Marks
(U.S.), in the form of Exhibit 1 to the Trademark Agreement, duly executed by each Loan Party;

                           (vi) a Copyright Mortgage, duly executed by each Loan
Party;

                           (vii) a  Mortgage  with  respect  to  each  Mortgaged
Property;

                           (viii)  evidence of the recording of each Mortgage in
such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Agent and the Lenders thereunder;

                           (ix) a Title  Insurance  Policy with  respect to each
Mortgage (other than with respect to the Mortgaged Properties listed on Schedule 1.01(E)), dated as of the Effective Date;

                           (x) a survey of each Mortgaged  Property  (other than
the Mortgaged Properties listed on Schedule 1.01(E)), in form and substance satisfactory to the Agent, certified to the Agent and to the issuer of the relevant Title Insurance Policy;

                           (xi) a copy of each letter  issued by the  applicable
State Governmental Authority, evidencing each Mortgaged Property's (other than the Mortgaged Properties listed on Schedule 1.01(E)) compliance with all applicable building codes, fire codes, other health and safety rules and regulations, parking, density and height requirements and other building and zoning laws;

                           (xii)  a  UCC  Filing   Authorization   Letter,  duly
executed by each Loan Party, together with appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created hereby and by the Collateral Documents;

                           (xiii)  certified  copies of  request  for  copies of
information on Form UCC-11, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices referred to in paragraph (xii) above, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Agent, shall not show any such Liens;

                           (xiv) the Participation  Agreement,  duly executed by
the Loan Parties;

                           (xv) the  Intercreditor  Agreement,  duly executed by
the Working Capital Agent and the Working Capital Lenders, and acknowledged by the Loan Parties;

                           (xvi) a copy of the  resolutions  of each Loan Party,
certified as of the Effective Date by an Authorized Officer thereof, authorizing
(A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                           (xvii) a certificate of an Authorized Officer of each
Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

                           (xviii) a certificate of the appropriate  official(s)
of the state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states;

                           (xix)  a true  and  complete  copy  of  the  charter,
certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organized number is issued in such jurisdiction;

                           (xx)  a copy  of the  charter  and  by-laws,  limited
liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

                           (xxi) an opinion from each of the  following  counsel
to the Borrower and its Subsidiaries, in form and substance satisfactory to the Agent, as to such matters as the Agent may reasonably request:

                                    (A)  Phillips,  Lytle,  Hitchcock,  Blaine &
Huber LLP, counsel to the Loan Parties;

                                    (B)  Theodore  Hadzi-Antich,   environmental
counsel to the Loan Parties;

                                    (C) Hodgson  Russ LLP,  bond  counsel to the
Loan Parties;

                                    (D) Shook,  Hardy & Bacon  L.L.P.,  Missouri
counsel to Audubon West, Inc. and LICO Steel, Inc.;

                                    (E) Brune & Neff,  Oklahoma counsel to Crane
Equipment & Service, Inc.;

                                    (F) Linklaters Loesch, Luxembourg counsel to
Audubon Europe; and

                                    (G) Opinion of the  Manager - Legal  Affairs
of the Borrower.

                           (xxii) a certificate of an Authorized Officer of each
Loan Party,  certifying  as to the matters set forth in  subsection  (b) of this
Section 5.01;

                           (xxiii) a copy of the  Financial  Statements  and the
financial projections described in Section 6.01(d)(i) hereof, certified as of the Effective Date as true and correct by a Designated Financial Officer of the Borrower;

                           (xxiv)  a  certificate  of  a  Designated   Financial
Officer of each Loan Party, certifying as to the solvency of such Loan Party, which certificate shall be satisfactory in form and substance to the Agent;

                           (xxv) evidence of the insurance  coverage required by
Section 7.01(e) and the terms of each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, where requested by the Agent, with such endorsements as to the named insureds or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Agent may request;

                           (xxvi) a certificate of an Authorized  Officer of the
Borrower, certifying the names and true signatures of the persons that are authorized to provide the Notice of Borrowing and all other notices under this Agreement and the other Loan Documents;

                           (xxvii) a Landlord's Waiver and Consent,  executed by
each landlord with respect to each Material Leasehold Property, together with a copy of the relevant Lease, and all amendments thereto, between the applicable Loan Party and the landlord party thereto;

                           (xxviii)  copies of the Canadian Loan Documents as in
effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Borrower, together with a certificate of an Authorized

Officer of the Borrower stating that such agreements remain in full force and effect and that none of the Canadian Borrowers has breached or defaulted in any of its obligations under such agreements;

                           (xxix) copies of the Working  Capital Loan  Documents
as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Borrower, together with a certificate of an Authorized Officer of the Borrower stating that such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements;

                           (xxx)   copies  of  the  Senior   Subordinated   Note
Documents as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Borrower, together with a certificate of an Authorized Officer of the Borrower stating that such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements;

                           (xxxi) an  assignment  agreement  with respect to the
Existing Credit Facility and all related documents, duly executed by the Loan Parties and the Existing Lender in favor of the Working Capital Agent and the Working Capital Lenders, together with an assignment of mortgage in favor of the Working Capital Agent and the Working Capital Lenders for each mortgage filed by the Existing Lender on the Mortgaged Properties and UCC-3 amendments for all UCC-1 financing statements filed by the Existing Lender and covering any portion of the Collateral;

                           (xxxii)  a   satisfactory   ASTM   1527-00   Phase  I
Environmental Site Assessment ("Phase I ESA") (and, if requested by the Agent based upon the results of such Phase I ESA, an ASTM 1527-00 Phase II Environmental Site Assessment) of each Mortgaged Property (other than the Mortgaged Properties listed on Schedule 1.01(E)), in form and substance and by an independent firm satisfactory to the Agent;

                           (xxxiii)  copies of all lockbox  agreements,  control
agreements and blocked account agreements delivered pursuant to the Working Capital Loan Agreement; and

                           (xxxiv)   such   other    agreements,    instruments,
approvals, opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

                  (e) MATERIAL ADVERSE EFFECT. The Agent shall have determined, in its sole judgment, that no event or development shall have occurred since September 30, 2002 which could have a Material Adverse Effect.

                  (f) WORKING CAPITAL FINANCING. On or prior to the Effective Date, the Agent shall have received evidence that the transactions contemplated by the Working Capital Loan Agreement shall have been consummated.

                  (g) APPROVALS. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Term Loan or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.

                  (h) PROCEEDINGS; RECEIPT OF DOCUMENTS. All proceedings in connection with the making of the Term Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such counsel may reasonably request.

                  (i) MANAGEMENT REFERENCE CHECKS. The Agent shall have received satisfactory reference checks for, and shall have had an opportunity to meet with, key management of each Loan Party.

                  (j) DUE DILIGENCE. The Agent shall have completed its business, legal and collateral due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion. Without limiting the foregoing, the Agent shall have received a Field Survey and Audit, dated not earlier than 30 days prior to the Effective Date, and such Field Survey and Audit and the results thereof shall be acceptable to the Agent, in its sole and absolute discretion.

                  (k) AVAILABILITY. After giving effect to the Term Loan, the Canadian Term Loan and the Working Capital Loans to be made on the Effective Date, (i) Working Capital Availability shall not be less than $15,000,000 and
(ii) all liabilities of the Loan Parties shall be current. The Borrower shall deliver to the Agent a certificate of a Designated Financial Officer of the Borrower certifying as to the matters set forth in clauses (i) and (ii) above and containing the calculation of Working Capital Availability.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Section 6.01 REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

                  (a) ORGANIZATION; POWERS. Each of the Borrower and its Subsidiaries has been duly formed or organized and is validly existing and in good standing under the laws of its jurisdiction of organization or formation. Each of the Borrower and its Subsidiaries has all requisite power to own its property and authority to carry on its business as now conducted and as presently contemplated, and is qualified to do business in, and is in good standing and duly authorized to do business in, every jurisdiction where such qualification is required, except where the failure to have such power or authority or to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (b) AUTHORIZATION; ENFORCEABILITY. The borrowing of the Term Loan and the grant of security interests pursuant to the Loan Documents are within the power and authority of the Borrower and each of its Subsidiaries, as applicable and have been duly authorized by all necessary action on the part of the Borrower and each of its Subsidiaries, as applicable. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by the

Borrower and each of its Subsidiaries, as applicable, and constitute legal, valid and binding obligations of the Borrower and each of its Subsidiaries, as applicable, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) GOVERNMENTAL APPROVALS; NO CONFLICTS. The borrowing of the Term Loan and the grant of the security interests pursuant to the Loan Documents
(i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority which has not been obtained, except as disclosed on Schedule 6.01(c), (ii) will not violate any applicable law, policy or regulation or the organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any material term of any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries, or any of their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and
(iv) except for the Liens created by the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                  (d) FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

                           (i) The Loan Parties have heretofore delivered to the
Agent and the Lenders the following financial statements:

                                    (A)  the  consolidated  balance  sheets  and
statements of operations and cash flows of the Borrower and its Subsidiaries, as of and for the Fiscal Years ended March 31, 2000, March 31, 2001, and March 31, 2002, audited and accompanied by an opinion of the Borrower's independent public accountants;

                                    (B) the unaudited consolidated balance sheet
and statements of operations and cash flows of the Borrower and its Subsidiaries, as of and for the fiscal year-to-date period ended September 30, 2002, certified by a Designated Financial Officer that such financial statements fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on such date and that all such financial statements, including the related schedules and notes thereto have been prepared in all material respects in accordance with GAAP applied consistently throughout the periods involved, except as disclosed on Schedule 6.01(d); and

                                    (C)  the  projected   consolidated   balance
sheets, statements of operations and cash flows, for the Borrower and its Subsidiaries for the Fiscal Years ended March 31, 2003 through March 31, 2007.

Except as disclosed on Schedule 6.01(d), such financial statements (except for the projections) present fairly, in all material respects, the respective consolidated financial position and results of operations and cash flows of the respective entities as of such respective dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of such unaudited or pro forma statements. The projections were prepared by the Borrower in good faith and were based on assumptions that were reasonable when made.

                           (ii) Except as disclosed on Schedule  6.01(d),  since
September 30, 2002, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries from that set forth in the September 30, 2002 financial statements referred to in clause (B) of paragraph (i) above.

                           (iii)   Neither   the   Borrower   nor   any  of  its
Subsidiaries has on the date hereof any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments in each case that are material, except as referred to or reflected or provided for in the financial statements described in this Section 6.01(d) or in Schedule 6.01(d) hereto, or as otherwise permitted pursuant to this Agreement.

                           (iv)  Schedule   6.01(d)(iv)   hereto   contains  the
calculation of EBITDA and other financial information, including restructuring charges for the fiscal quarters ending March 31, 2002, June 30, 2002 and September 30, 2002.

                  (e) PROPERTIES.

                           (i) Each of the  Borrower  and its  Subsidiaries  has
good and marketable title to, or valid, subsisting and enforceable leasehold interests in, all Property material to its business. All machinery and equipment of each of the Borrower and its Subsidiaries is in good operating condition and repair, and all necessary replacements of and repairs thereto have be made so as to preserve and maintain the value and operating efficiency of such machinery and equipment.

                           (ii)  Set  forth  on  Schedule  6.01(e)  hereto  is a
complete list of all Patents, Trademarks and Copyrights. The Borrower and its Subsidiaries own, or are licensed to use, all Patents, Trademarks and Copyrights and other intellectual property material to their business (collectively, the "PROPRIETARY RIGHTS"), and to the knowledge of the Borrower and its
Subsidiaries, the use thereof by the Borrower or any of its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                           (iii)  Schedule   6.01(e)   clearly   identifies  all
Patents, Trademarks and Copyrights that have been duly registered in, filed in or issued by the PTO or the United States Register of Copyrights (collectively, the "REGISTERED PROPRIETARY RIGHTS"). The Registered Proprietary Rights have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States, as applicable. The Borrower and its Subsidiaries have taken commercially reasonable steps to protect their Registered Proprietary Rights and to maintain the confidentiality of all Proprietary Rights that are not generally in the public domain.

                           (iv) As of the date hereof, Schedule 6.01(e) contains
a true, accurate and complete list of (A) all Real Property Assets, whether owned or leased, and (B) all Leases, subleases or assignments of Leases
(together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Leasehold Property, regardless of whether the Borrower or any of its Subsidiaries is the landlord or tenant (whether directly or as an assignee or successor in interest) under such Lease, sublease or assignment. Except as specified in Schedule 6.01(e), each agreement listed in clause (B) of the immediately preceding sentence is in full force and effect and neither the Borrower nor any of its Subsidiaries has any knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legal, valid and binding obligation of the Borrower and each of its Subsidiaries, as applicable, enforceable against the Borrower and each of its Subsidiaries, as applicable, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

                  (f) LITIGATION AND ENVIRONMENTAL MATTERS.

                           (i) Except as set forth on  Schedule  6.01(f),  there
are no Environmental Actions of any kind by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower and its Subsidiaries, threatened against or affecting the Borrower or any of its Subsidiaries that (A) if adversely determined, could have a Material Adverse Effect or (B) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

                           (ii) The Borrower and its Subsidiaries have taken all
necessary steps to investigate the past and present condition and usage of the Real Property Assets and the operations conducted thereon and, based upon such diligent investigation, have determined, except as set forth on Schedule 6.01(f), that:

                                    (A) none of the Borrower,  its  Subsidiaries
or any operator of the Real Property Assets currently or formerly owned, leased or operated by the Borrower, any of its Subsidiaries or any predecessor-in-interest or any operations thereon are in violation or alleged violation, in any material respect, of any Environmental Laws;

                                    (B)  neither  the  Borrower  nor  any of its
Subsidiaries has become subject to any Environmental Liabilities and do not know of any basis for any Environmental Liabilities which could reasonably be expected to result in any Environmental Liabilities in excess of $200,000 individually or $4,000,000 in the aggregate;

                                    (C)  neither  the  Borrower  nor  any of its
Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (1) that any one of them has been identified by a Governmental Authority as a potentially responsible party under Environmental Law; (2) that the Borrower, its Subsidiaries or any predecessor-in-interest has generated, transported or disposed of any Hazardous Materials at any site at which a Governmental Authority has conducted or has ordered a party to conduct a Remedial Action, removal or other response action pursuant to any Environmental Law; or (3) that the Borrower or any of its Subsidiaries is or shall be a named party to any Environmental Action arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the Release of Hazardous Materials;

                                    (D)  (1) no  portion  of the  Real  Property
Assets currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries has been used for the generation, handling, processing, storage or disposal of Hazardous Materials except in accordance in all material respects with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Real Property Assets currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries; (2) there have been no Releases or threatened Releases of Hazardous Materials on, upon, into or from the properties of the Borrower or any of its Subsidiaries, which Releases would have a material adverse effect on the value of any of the Real Property Assets or adjacent properties; (3) to the best knowledge of the Borrower and its Subsidiaries, there have been no generation, storage, disposal or Releases on, upon, from or into any real property in the vicinity of any of the Real Property Assets which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, any Real Property Asset; and (4) in addition, any Hazardous Materials that have been generated on any of the Real Property Assets currently or formerly owned, leased or operated by the Borrower, any of its Subsidiaries or any predecessor-in-interest have been transported offsite only by carriers having an identification number issued by any Governmental Authority, treated or disposed of, to the knowledge of the Borrower or any of its Subsidiaries, only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best knowledge of the Borrower and its Subsidiaries, operating in compliance in all material respects with such permits and applicable Environmental Laws; and

                                    (E) none of the Borrower,  its  Subsidiaries
or any of the Real Property Assets are subject to any applicable Environmental Law requiring the performance of Hazardous Material site assessments, or the removal or remediation of Hazardous Materials, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

                           (iii)  Since  the date of this  Agreement,  there has
been no change in the status of the Disclosed Matters that, individually or in the aggregate, has had, or materially increased the likelihood of having, a Material Adverse Effect.

                  (g) COMPLIANCE WITH LAWS AND AGREEMENTS. Except as set forth on Schedule 6.01(g), each of the Borrower and its Subsidiaries is in material compliance with all laws, decrees, judgments, licenses, rules, regulations, policies, permits, approvals and orders of any Governmental Authority applicable to it, its property or the operation of its business and all material terms of indentures, agreements and other instruments binding upon it or its property.

                  (h) INVESTMENT AND HOLDING COMPANY STATUS. Neither the Borrower nor any of its Subsidiaries is (i) an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or

(iii) a "bank holding company" as defined in, or subject to regulation under, the Bank Holding Company Act of 1956, as amended.

                  (i) TAXES. Except as set forth on Schedule 6.01(i), each of the Borrower and its Subsidiaries has timely made, filed or caused to be filed all Tax returns, declarations and reports required to have been filed or made and has paid or caused to be paid all Taxes required to have been paid by it, except (A) as of the Effective Date, Taxes that are being contested in good faith by appropriate proceedings, so long as such contest operates to suspend the enforcement of compliance therewith, the collection thereof and/or the imposition of any penalty, fine or Lien with respect thereto, and for which the Borrower or any of its Subsidiaries has set aside on its books adequate reserves with respect thereto in accordance with GAAP, which reserves shall be acceptable to Agent and (B) after the Effective Date, as permitted by Section 7.01(d). There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrower or any of its Subsidiaries knows of any basis for any such claim.

                  (j) ERISA. Except as set forth on Schedule 6.01(j), neither the Borrower nor any of its Subsidiaries has any Pension Plans. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan. Neither the Borrower nor any of its Subsidiaries has a present intention to terminate any Pension Plan (except in connection with the transactions described in Schedules 7.02(d)(ii) and 7.02(d)(iii)), with respect to which the Borrower or any of its Subsidiaries would incur a cost of more than $100,000 to terminate such Plan, including amounts required to be contributed to fund such Plan upon termination thereof and all costs and expenses associated therewith, including, without limitation, attorneys' and actuaries' fees and expenses in connection with such termination and reasonable expenses and settlement or judgment costs and attorneys' fees and expenses in connection with any litigation related to such termination.

                  (k) DISCLOSURE. As of the Effective Date, the Borrower and its Subsidiaries have disclosed to the Agent all material agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject after the Effective Date, and all other matters known to the Borrower or any of its Subsidiaries, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The organizational structure of the Borrower and its Subsidiaries is as set forth on
Schedule 6.01(l). The information, reports, financial statements, exhibits and schedules furnished at or prior to the Effective Date in writing by or on behalf of the Borrower and its Subsidiaries to the Agent in connection with the negotiation, preparation or delivery of this Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, at the Effective Date, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. All written information furnished after the Effective Date by the Borrower and its Subsidiaries to the Agent and/or the Lenders in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of pro forma information and projections) prepared in good faith based on reasonable assumptions, on the date as of which such information is stated or certified. There is no fact known to the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Agent for use in connection with the transactions contemplated hereby or thereby.

                  (l) CAPITALIZATION. As of the Effective Date, the capital structure and ownership of the Subsidiaries of the Borrower are correctly described on Schedule 6.01(l). As of the Effective Date, the authorized, issued and outstanding Capital Stock of the Borrower and each of its Subsidiaries consists of the Capital Stock described on Schedule 6.01(l), all of which is duly and validly issued and outstanding, fully paid and nonassessable. Except as set forth on Schedule 6.01(l), as of the Effective Date, (x) there are no outstanding Equity Rights with respect to the Borrower or any of its Subsidiaries and, (y) there are no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of or other interest in the Borrower or any of its Subsidiaries, nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

                  (m) SUBSIDIARIES.

                           (i) Set forth on Schedule  6.01(m) is a complete  and
correct list of all Subsidiaries of the Loan Parties as of the date hereof, together with, for each such Subsidiary, (A) the jurisdiction of organization of such Subsidiary, (B) each Person holding ownership interests in such Subsidiary and (C) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Schedule 6.01(m), (x) each Loan Party and its respective Subsidiaries owns, free and clear of all Liens (other than Liens permitted hereunder), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule 6.01(m),
(y) all of the issued and outstanding Capital Stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and
(z) there are no outstanding Equity Rights with respect to such Person.

                           (ii) Except as set forth on Schedule  7.02(h),  as of
the date of this Agreement, neither the Borrower nor any of its Subsidiaries is subject to any indenture, agreement, instrument or other arrangement containing any provision of the type described in Section 7.02(h) ("RESTRICTIVE AGREEMENTS"), other than any such provision the effect of which has been unconditionally, irrevocably and permanently waived.

                  (n) INDEBTEDNESS, LIENS AND AGREEMENTS.

                           (i) Schedule  6.01(n) contains a complete and correct
list, as of the Effective Date, of any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries in an amount in excess of $100,000, and the aggregate principal or face amount outstanding or that may become outstanding with respect thereto is correctly described on Schedule 6.01(n).

                           (ii) Schedule 6.01(n) contains a complete and correct
list, as of the Effective Date, of each Lien (other than the Liens in favor of the Agent) securing Indebtedness of any Person and covering any property of the Borrower or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in the appropriate part of Schedule 6.01(n).

                           (iii)  Schedule   6.01(n)  contains  a  complete  and
correct list, as of the Effective Date, of each contract and arrangement to which the Borrower or any of its Subsidiaries is a party for which breach, nonperformance, cancellation or failure to renew would have a Material Adverse Effect other than purchase orders made in the ordinary course of business and subject to customary terms.

                           (iv) To the extent  requested by the Agent,  true and
complete copies of each agreement listed on Schedule 6.01(n) have been delivered to the Agent, together with all amendments, waivers and other modifications thereto. All such agreements are valid, subsisting, in full force and effect, are currently binding and will continue to be binding upon the Borrower and each of its Subsidiaries that is a party thereto and, to the best knowledge of the Borrower and its Subsidiaries, binding upon the other parties thereto in accordance with their terms. The Borrower and its Subsidiaries are not in default under any such agreements, the occurrence of which could have a Material Adverse Effect.

                  (o) FEDERAL RESERVE REGULATIONS. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board). The making of the Term Loan hereunder, the use of the proceeds thereof as contemplated hereby, and the security arrangements contemplated by the Loan Documents, will not violate or be inconsistent with any of the provisions of Regulations T, U, or X of the Board.

                  (p) SOLVENCY. As of the Effective Date and after giving effect to the Term Loan hereunder and the consummation of the transactions contemplated hereby and by the Canadian Loan Documents and the Working Capital Loan
Documents:

                           (i) the  aggregate  value  of all  properties  of the
Borrower and its Subsidiaries at their present fair saleable value on a going concern basis (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for such properties within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries;

                           (ii) the Borrower and its Subsidiaries will not, on a
consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted; and

                           (iii) the Borrower and its Subsidiaries will have, on
a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

                  (q) FORCE MAJEURE. Since September 30, 2002, none of the business, properties and other assets of the Borrower and its Subsidiaries is affected by any fire or other casualty, strike, lockout or other labor trouble, embargo, sabotage, confiscation, contamination, riot, civil disturbance, activity of armed forces or act of God that has or could reasonably be expected to have a Material Adverse Effect.

                  (r) ACCOUNTS RECEIVABLE. Unless otherwise indicated to the Agent in writing:

                           (i) Each  Account  Receivable  is genuine  and in all
respects what it purports to be, and it is not evidenced by a judgment;

                           (ii)  Each  Account   Receivable   arises  out  of  a
completed, bona fide sale and delivery of goods or rendition of services by a Loan Party in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Loan Party and the Account Debtor, and, in the case of goods, title to the goods has passed from the Loan Party to the Account Debtor;

                           (iii) Each  Account  Receivable  is for a  liquidated
amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to the Agent;

                           (iv)  Each  Account   Receivable,   and  the  Agent's
security interest therein, is not, and will not (by voluntary act or omission of the Loan Parties) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by the Agent to be immaterial, and each such Account Receivable is absolutely owing to one of the Loan Parties and is not contingent in any respect or for any reason;

                           (v) No Loan  Party  has made any  agreement  with any
Account Debtor for any extension, compromise, settlement or modification of any Account Receivable or any deduction therefrom, except discounts or allowances which are granted by the Loan Parties in the ordinary course of their businesses for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the borrowing base certificates and collateral update certificates furnished to the Agent hereunder;

                           (vi) To the best  knowledge of the Loan Parties,  the
Account Debtor under each Account Receivable had the capacity to contract at the time any contract or other document giving rise to an Account Receivable was executed and such Account Debtor is not insolvent; and

                           (vii) To the  best  knowledge  of the  Loan  Parties,
there are no proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition or the collectability of any Account Receivable.

                  (s) LABOR AND EMPLOYMENT MATTERS.

                           (i) Except as set forth on Schedule  6.01(s),  (A) to
the knowledge of the Borrower or any of its Subsidiaries, no employee of the Borrower or any of its Subsidiaries is represented by a labor union, no labor union has been certified or recognized as a representative of any such employee, and the Borrower and its Subsidiaries do not have any obligation under any collective bargaining agreement or other agreement with any labor union or any obligation to recognize or deal with any labor union, and there are no such contracts or other agreements pertaining to or which determine the terms or conditions of employment of any employee of the Borrower or any of its Subsidiaries; (B) to the knowledge of the Borrower or any of its Subsidiaries, there are no pending or threatened representation campaigns, elections or proceedings; (C) the Borrower and its Subsidiaries do not have knowledge of any strikes, slowdowns or work stoppages of any kind, or threats thereof, and no such activities occurred during the 24-month period preceding the Effective Date; (D) neither the Borrower nor any of its Subsidiaries has engaged in, admitted committing or been held to have committed any unfair labor practice; and (E) to the knowledge of the Borrower or any of its Subsidiaries, there are no controversies or grievances between the Borrower or any of its Subsidiaries and any of its employees or representatives thereof; in each case, which would have a Material Adverse Effect.

                           (ii)  Except as set forth on  Schedule  6.01(s),  the
Borrower and its Subsidiaries have at all times complied in all material respects, and are in material compliance with, all applicable laws, rules and regulations respecting employment, wages, hours, compensation, benefits, and payment and withholding of taxes in connection with employment.

                           (iii) Except as set forth on Schedule 6.01(s), to the
knowledge of the Borrower or any of its Subsidiaries, the Borrower and its Subsidiaries have at all times complied with, and are in compliance with, all applicable laws, rules and regulations respecting occupational health and safety, whether now existing or subsequently amended or enacted, including, without limitation, the Occupational Safety & Health Act of 1970, 29 U.S.C.
Section 651 et seq. and the state analogies thereto, all as amended or superseded from time to time, and any common law doctrine relating to worker health and safety, except for noncompliance which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (t) BANK ACCOUNTS. Schedule 6.01(t) lists all banks and other financial institutions at which the Borrower and each of its Subsidiaries maintains deposits and/or other accounts as of the Effective Date, and such Schedule correctly identifies the name and address of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

                  (u) OBLIGATIONS AS SENIOR DEBT. The Obligations constitute Senior Debt (as defined in the Senior Subordinated Note Indenture) and Designated Senior Debt (as defined in the Senior Subordinated Note Indenture). As such, all of the Obligations (and the Agent and Lenders) are entitled to the benefits of each of the subordination and other provisions contained in the Senior Subordinated Note Indenture which are available in respect of Senior Debt and Designated Senior Debt (and to the holders thereof), and each of such subordination and other provisions is in full force and effect and enforceable in accordance with its terms.

                  (v) SENIOR SUBORDINATED NOTE DOCUMENTS AND WORKING CAPITAL LOAN DOCUMENTS. The Loan Parties have heretofore furnished to the Agent true, complete and correct copies of each of the Senior Subordinated Note Documents and the Working Capital Loan Documents (including schedules, exhibits and annexes thereto). The Senior Subordinated Note Documents and the Working Capital Loan Documents have not been amended, supplemented or modified, and constitute the complete understanding among the parties thereto in respect of the matters and transactions covered thereby, except for amendments thereto delivered to the Agent prior to the Effective Date. Each of the Senior Subordinated Note Documents and the Working Capital Loan Documents is in full force and effect, and neither the Borrower nor any of its Subsidiaries is in default under any of such documents.

                  (w) CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (x) COLUMBUS MCKINNON FINANCE CORPORATION. Columbus McKinnon Finance Corporation does not (i) own any assets other than that certain intercompany promissory note issued by Columbus McKinnon Limited and made to Columbus McKinnon Finance Corporation in the aggregate face amount of C$3,750,000, (ii) have any liabilities or (iii) engage in any business.

                                  ARTICLE VII

                          COVENANTS OF THE LOAN PARTIES

         Section 7.01 AFFIRMATIVE COVENANTS. So long as any principal of or interest on the Term Loan or any other Obligation (whether or not due) shall remain unpaid, each Loan Party covenants and agrees with the Agent and the Lenders that:

                  (a) FINANCIAL STATEMENTS AND OTHER INFORMATION. The Loan Parties will furnish to the Agent and each Lender:

                           (i) as soon as  available  and in any event within 90
days after the end of each Fiscal Year of the Borrower and its Subsidiaries:

                                    (A)    consolidated    and     consolidating
statements of operations and cash flows of the Borrower and its Subsidiaries for such Fiscal Year and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding Fiscal Year, and consolidated statements of shareholders' equity for such Fiscal Year, and

                                    (B)  an  opinion  of  independent  certified
public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) stating that the consolidated financial statements referred to in the preceding clause (A) fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such Fiscal Year in accordance with GAAP.

                           (ii) as soon as available  and in any event within 45
days after the end of each fiscal quarter of the Borrower and its Subsidiaries:

                                    (A)    consolidated    and     consolidating
statements of operations and consolidated statements of cash flows of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the respective Fiscal Year to the end of such fiscal quarter, and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding Fiscal Year, and the corresponding figures for the budgets (except with respect to consolidating balance sheets) most recently delivered to the Agent for such period, and

                                    (B) a certificate of a Designated  Financial
Officer, which certificate shall state that said consolidated and consolidating financial statements referred to in the preceding clause (A) fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such period (subject to normal year-end audit adjustments and the omission of footnotes) in accordance with GAAP;

                           (iii) as soon as available and in any event within 30
days after the end of each of the first 11 months in each Fiscal Year of the Borrower and its Subsidiaries:

                                    (A)  consolidated  statements  of operations
and cash flows of the Borrower and its Subsidiaries for such month and for the period from the beginning of the respective Fiscal Year to the end of such month, and the related consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding Fiscal Year, and the corresponding figures for the budgets most recently delivered to the Agent for such period, and

                                    (B) a certificate of a Designated  Financial
Officer, which certificate shall state that said consolidated financial statements referred to in the preceding clause (A) fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such period (subject to normal year-end audit adjustments and the omission of footnotes) in accordance with GAAP;

                           (iv) as soon as available  and in any event within 30
days after the beginning of each Fiscal Year of the Borrower and its Subsidiaries, statements of budgeted consolidated and consolidating income and statements of budgeted consolidated cash flows for the Borrower and its Subsidiaries for each fiscal month in such period and a budgeted consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of each fiscal month in such period, and the projected availability under the Working Capital Borrowing Base as of the last day of each fiscal month in such period, together with supporting assumptions which shall be reasonable when made, all prepared in good faith in reasonable detail and consistent with the Borrower's past practices in preparing budgets and otherwise reasonably satisfactory in scope to the Agent;

                           (v) as soon as available  and in any event (A) within
90 days after the end of each Fiscal Year, a Compliance Certificate duly executed by a Designated Financial Officer with respect to the annual financial statements delivered pursuant to subsection (a)(i) above, (B) within 45 days after the end of each fiscal quarter of the Borrower and its Subsidiaries, a Compliance Certificate duly executed by a Designated Financial Officer with respect to the quarterly financial statements delivered pursuant to subsection
(a)(ii) above, and (C) within 30 days after the end of each fiscal month of the Borrower and its Subsidiaries, a Compliance Certificate duly executed by a Designated Financial Officer with respect to the monthly financial statements delivered pursuant to subsection (a)(iii) above;

                           (vi) as soon as  available  and in any event no later
than 1:00 p.m. (New York City time) on Wednesday of each week (or, if such day is not a Business Day, on the preceding Business Day) (or with such greater frequency as the Agent may reasonably request), a borrowing base certificate in the form delivered to the Working Capital Agent, with respect to the Collateral of the Borrower as of the close of business on the previous Friday (or, if such day is not a Business Day, on the preceding Business Day) (PROVIDED that Inventory and total ineligible accounts may be calculated as of the close of business on the last Business Day of the previous month), together with such other information relating to the Collateral as the Agent shall reasonably request, and accompanied by such supporting detail and documentation as the Agent shall reasonably request;

                           (vii) as soon as available and in any event within 30
days after the end of each month with respect to such month (or more frequently if requested by the Agent), (A) a collateral update certificate in the form delivered to the Working Capital Agent, (B) an accounts receivable/loan reconciliation report in the form delivered to the Working Capital Agent, (C) a summary of Inventory by type and location, (D) an accounts receivable aging report (which report shall contain amounts denominated in Dollars), and (E) such other information relating to the Collateral as the Agent shall reasonably request, in each case, accompanied by such supporting detail and documentation as the Agent shall reasonably request;

                           (viii) as soon as available and in any event no later
than 45 days after the last Business Day of each calendar quarter, a term loan borrowing base certificate in the form delivered to the Working Capital Agent, together with an updated list of eligible fixed assets and such other information relating to the term loan borrowing base collateral under the Working Capital Loan Agreement as the Agent shall reasonably request, and accompanied by such supporting detail and documentation as the Agent shall reasonably request;

                           (ix) as soon as available  and in any event within 10
days after the end of each month (or more frequently if requested by the Agent), a rolling 13 week cash flow projection, of the Borrower and its Subsidiaries in a form and in such details as is reasonably satisfactory to the Agent, updating the prior cash flow projection and, for prior periods ending up to one week prior to the date of the report, showing actual performance and any variances of actual performance from projected performance;

                           (x)  promptly  upon  receipt  thereof,  copies of all
management letters and accountants' letters received by the Loan Parties;

                           (xi) promptly  after  submission to any  Governmental
Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

                           (xii) as soon as possible  and in any event  within 5
days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Indebtedness (including, without limitation, the Senior Subordinated Notes and the Working Capital Indebtedness);

                           (xiii) as soon as possible  and in any event within 5
days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Capital Stock of, or all or substantially all of the assets of, any Loan Party;

                           (xiv) promptly  after the sending or filing  thereof,
copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

                           (xv) promptly  following any request  therefor,  such
other information regarding the operations, business affairs and financial condition of the Loan Parties, or compliance with the terms of this Agreement, as the Agent or any Lender may reasonably request.

                  (b) NOTICES OF MATERIAL EVENTS. The Loan Parties will furnish to the Agent and each Lender prompt written notice of the following:

                           (i) the  occurrence  of any Default  hereunder or any
default or event of default under any Working Capital Loan Document;

                           (ii) the filing or commencement  of any action,  suit
or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or Affiliate (A) with respect to any claim in excess of $100,000 or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                           (iii) the  occurrence  of any ERISA Event  related to
the Plan of any Loan Party or knowledge after due inquiry of any ERISA Event related to a Plan of any other ERISA Affiliate that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties in an aggregate amount exceeding $100,000;

                           (iv)  any  other   development  that  has,  or  could
reasonably be expected to have, a Material Adverse Effect.

Each notice delivered under this Section 7.01(b) shall be accompanied by a statement of a Designated Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  (c) EXISTENCE; CONDUCT OF BUSINESS. The Borrower and each of its Subsidiaries shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution or any discontinuance or sale of such business permitted under Section 7.02(d).

                  (d) PAYMENT OF OBLIGATIONS. The Borrower and each of its Subsidiaries shall pay its obligations (including Tax liabilities) in an amount in excess of $100,000, before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, so long as such contest operates to suspend the enforcement of compliance therewith, the collection thereof and/or the imposition of any penalty, fine or Lien with respect thereto, (ii) such Person has set aside on its books adequate reserves with respect thereto in accordance with GAAP, which reserves shall be acceptable to Agent.

                  (e) MAINTENANCE OF PROPERTIES; INSURANCE. The Borrower and each of its Subsidiaries shall (i) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (ii) maintain insurance, with financially sound and reputable insurance companies, as may be required by law and such other insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including, without limitation, business interruption and product liability insurance. Such insurance shall be in such minimum amounts that such Person will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. Without limiting the generality of the foregoing, the Borrower and each of its Subsidiaries will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, in each case with such insurance companies, in such amounts, with such deductibles, and covering such terms and risks as are at all times satisfactory to the Agent in its commercially reasonable judgment. All general liability and other liability policies with respect to the Loan Parties shall name the Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear, and all business interruption and casualty insurance policy shall contain a loss payable clause or endorsement, satisfactory in form and substance to the Agent, that names the Agent for the benefit of the Lenders as the loss payee thereunder. All policies of insurance shall provide for at least 30 days prior written notice to the Agent of any modifications or cancellation of such policy.

                  (f) BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower and each of its Subsidiaries shall keep proper books of record and account in which entries are made of all dealings and transactions in relation to its business and activities which fairly record such transactions and activities. The Borrower and each of its Subsidiaries shall permit any representatives designated by the Agent or any Lender to visit and inspect its properties, to examine and make extracts from its books and records, to conduct audits, physical counts, valuations, appraisals or examinations (whether by internal commercial finance examiners or independent auditors) of all Collateral and the Borrower and each of its Subsidiaries, and to discuss its affairs, finances and condition with its officers and independent accountants at any reasonable times and as frequently as the Agent deems appropriate provided that, so long as no Default has occurred and is continuing, (i) all such visits shall be on reasonable prior notice, at reasonable times during regular business hours, and
(ii) the Agent and the Lenders shall not conduct any such audit, valuation or appraisal, in each case, more than once each year. The Borrower shall, in accordance with Section 4.01, reimburse the Agent and the Lenders for all costs incurred in connection with such audits, physical counts, valuations, appraisals or examinations. Each of the Loan Parties authorizes the Agent and, if accompanied by the Agent, the Lenders to communicate directly with such Loan Party's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letters with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, each Loan Party shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 7.01(f). The Loan Parties, in consultation with the Agent, will arrange for a meeting to be held at least once every year (and after the occurrence and during the continuance of a Default, more frequently, if requested by the Agent or the Required Lenders) with the Lenders and the Agent hereunder at which the business and operations of the Loan Parties are discussed. The Loan Parties will permit environmental consultants selected by the Agent to visit the properties of the Loan Parties and perform examinations of the Real Property Assets of the Loan Parties at such times and with such frequencies as the Agent or any Lender shall reasonably request; PROVIDED that, so long as no Default has occurred and is continuing, the Agent and the Lenders shall not request that the Real Property Assets of the Loan Parties be examined by environmental consultants more frequently than once every year commencing on the first anniversary of the Effective Date. The Borrower shall reimburse the Agent and the Lenders for all fees, costs and expenses charged by such environmental consultants for each such examination.

                  (g) FISCAL YEAR. To enable the ready and consistent determination of compliance with the covenants set forth in Section 7.02(j) hereof, the Borrower and each of its Subsidiaries shall maintain their current Fiscal Year and current method of determining the last day of the first three fiscal quarters in each Fiscal Year.


                  (h) COMPLIANCE WITH LAWS. The Borrower and each of its Subsidiaries shall comply in all material respects with (i) all permits, licenses and authorizations, including, without limitation, environmental permits, licenses and authorizations, issued by a Governmental Authority, (ii) all laws, rules, regulations and orders including, without limitation, Environmental Laws, of any Governmental Authority and (iii) all contractual obligations, in each case applicable to it or its property.

                  (i) USE OF PROCEEDS. The proceeds of the Term Loan will be used only for (i) the refinancing of Existing Indebtedness, (ii) fees and expenses incurred in connection with the transactions contemplated by this Agreement, the Canadian Financing Agreement and the Working Capital Loan Agreement, and (iii) for general corporate and working capital purposes of the Loan Parties. No part of the proceeds of the Term Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

                  (j) CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES. Each Loan Party will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the percentage of the issued and outstanding shares of Capital Stock of any class or character owned by it in any of its Subsidiaries on the date hereof is not at any time decreased, other than by reason of transfers to another Loan Party.

                  (k) ERISA. The Loan Parties (i) will maintain, and cause each ERISA Affiliate to maintain, each Plan in material compliance with the provisions of such Plans and all applicable requirements of ERISA and of the Internal Revenue Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Internal Revenue Code and (ii) will not and, to the extent authorized, will not permit any of the ERISA Affiliates to
(A) engage in any transaction with respect to any Plan which would subject any Loan Party to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code, (B) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Loan Party or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived, with respect to any Pension Plan or (C) fail to make any payments to any Multiemployer Plan that any Loan Party or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

                  (l) ENVIRONMENTAL MATTERS; REPORTING AND ASSESSMENTS.

                           (i) The Loan  Parties  will observe and comply in all
material respects with, and cause each of their Subsidiaries to observe and comply in all material respects with, all Environmental Laws and all permits and authorizations issued by any Governmental Authority under Governmental Law (collectively, "ENVIRONMENTAL PERMITS"). The Loan Parties will give the Agent prompt written notice of (A) any presence, Release or threat of Release of any Hazardous Materials at or from any Real Property Asset, (B) any actual or alleged violation as to any Environmental Law or Environmental Permit by any Loan Party, (C) the commencement of any Environmental Action or Remedial Action or other communication to it or of which it has knowledge, or with the exercise of due diligence, should have had knowledge regarding the presence or suspected presence of any Hazardous Material at, on about, under, within or in connection with any Real Property Asset or any migration thereof from or to such Real Property Asset, (D) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Real Property Asset that could cause such Real Property Asset or any part thereof to be subject to any restrictions on ownership, occupancy, transferability, or use, or subject the owner or any Person having any interest in such Real Property Asset to any liability, penalty, or disability under any Environmental Law, and (E) the receipt of any notice or discovery of any information regarding any actual, alleged, or potential Release, disposal or any other presence or existence of any Hazardous Material at, on, about, under, within, near or in connection with any Real Property Asset; in each case, which (x) would have a material adverse effect on any Environmental Permits held by any Loan Party, (y) will, or is likely to, have a Material Adverse Effect, or (z) will require a material expenditure by such Loan Party to cure such alleged problem or violation.

                           (ii)  The  Agent  may,  from  time  to  time,  in its
reasonable discretion, obtain one or more environmental assessments or audits of any Real Property Asset prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (A) whether any Hazardous Materials are present in the soil, sediment, air or water at such Real Property Asset and (B) whether the use and operation of such Real Property Asset complies with all Environmental Laws; PROVIDED that, so long as no Default has occurred and is continuing, the Agent shall not request any such environmental assessments or audits of any Real Property Asset more frequently than once every other year. Environmental assessments may include, without limitation, detailed visual inspections of such Real Property Asset, including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be conducted and made at the sole expense of the Borrower.

                  (m) MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL.

                           (i) In the event  that any Loan  Party  acquires  any
Material Owned Property after the Effective Date that the Agent determines is an Additional Mortgaged Property or in the event that the Agent determines that any Real Property Asset existing on the Effective Date has become an Additional Mortgaged Property after the Effective Date, the Borrower shall deliver to the Agent, as soon as practicable after the Agent has notified the Borrower that such Real Property Asset is an Additional Mortgaged Property, fully executed and notarized Mortgages ("ADDITIONAL MORTGAGES"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of the applicable Loan Party in such Additional Mortgaged Property, together with Title Insurance Policies or commitments therefor, and copies of all surveys, deeds, title exception documents, flood hazard certificates and other documents as the Agent may reasonably require, together with copies of all deeds with respect to such Additional Mortgaged Property.

                           (ii) In the event that any Loan Party enters into any
Lease with respect to any Material Leasehold Property after the Effective Date, the Borrower shall deliver to the Agent copies of the Lease, and all amendments thereto, between the Loan Party and the landlord or tenant, together with a Landlord's Waiver and Consent with respect thereto and where required by the terms of any such Lease, the consent of the mortgagee, ground lessor or other party.

                           (iii) If  requested  by the Agent,  the Loan  Parties
shall permit an independent real estate appraiser satisfactory to the Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of all applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by the Agent in its sole discretion).

                  (n) CASH DEPOSITS/BANK ACCOUNTS. The Loan Parties shall take all actions necessary to maintain, preserve and protect the rights and interests of the Agent with respect to all cash deposits of the Loan Parties and all other proceeds of Collateral and shall not, without the Agent's prior written consent, open any deposit or other bank account, or instruct any Account Debtor to make payment to any account other than to an established dominion account, lockbox account or other controlled account under the Working Capital Agent's control; PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, the Loan Parties shall be permitted to maintain (i) payroll accounts and other accounts not subject to the Working Capital Agent's control so long as the aggregate amount of funds on deposit in all such payroll accounts does not materially exceed estimated payroll for the next payroll period, and
(ii) local bank accounts not subject to the Working Capital Agent's control so long as (x) the aggregate amount of funds on deposit in all such local bank accounts does not exceed $500,000, and (y) the aggregate amount of funds on deposit in any such local bank account does not exceed $50,000.

                  (o) NEW GUARANTORS. The Loan Parties will cause each Domestic Subsidiary created, acquired or otherwise existing on or after the Effective
Date to immediately become a Guarantor and a Loan Party hereunder and shall execute and deliver, and cause such Domestic Subsidiary to execute and deliver, to the Agent, for the benefit of the Agent and the Lenders, all such Loan Documents and other documents, and take all such actions, and cause such Domestic Subsidiary to take all such actions, as may be required by the Agent in connection therewith.

                  (p) PUNCTUAL PAYMENT. The Loan Parties will duly and punctually pay or cause to be paid the principal and interest on the Term Loan, all fees and expenses, and all other Obligations under this Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Agreement and such other Loan Documents.

                  (q) FURTHER ASSURANCES. The Loan Parties will, and will cause each of their Subsidiaries to, take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents,
(ii) to subject to valid and perfected Liens any of the Collateral or any other property of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent and each Lender the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document.

                  (r) FOREIGN PLEDGE AGREEMENTS. The Loan Parties will, within 20 days of the Effective Date, deliver to the Agent:

                           (i) a  pledge  and  security  agreement,  in form and
substance satisfactory to the Agent, duly executed by certain of the Loan Parties, with respect to the pledge of the common stock of each of the following Subsidiaries of such Loan Parties:

                                    (A)  Societe   d'Exploitation  des  Raccords
Gautier;

                                    (B) Univeyor Electronic A/S;

                                    (C)  Columbus  McKinnon  de Mexico,  S.A. de
C.V.; and

                                    (D) Yale Industrial Products GmbH; and

                           (ii) an opinion from each of the following counsel to
such Loan Parties, in form and substance satisfactory to the Agent, as to such matters as the Agent may reasonably request:

                                    (A)  Stephen  d'Errico,  French  counsel  to
Societe d'Exploitation des Raccords Gautier;

                                    (B)  Advokatfirmaet  Borge  Nielsen,  Danish
counsel to Univeyor Electronic A/S;

                                    (C)  Enrique  Lumen,   Mexican   counsel  to
Columbus McKinnon De Mexico, S.A. de C.V.; and

                                    (D) Donahue & Partners LLP,  German  counsel
to Yale Industrial Products GmbH.

                  (s) MOTOR VEHICLE COLLATERAL. The Loan Parties will, within 90 days of the Effective Date, take such actions as may be necessary to cause the Agent's Lien on each titled motor vehicle (the fair market value of which is greater than $5,000) of the Loan Parties to be noted on all certificates of title with respect to such vehicle, including, without limitation, filing applications for new certificates of title with respect thereto.

                  (t) PERMITTED CORPORATE RESTRUCTURING.  The Loan Parties will, and will cause each of their Subsidiaries, within 14 days of the Effective Date, to consummate each of the transactions contemplated in Schedule 7.02(d)(iii) with respect to each of Spreckels Land Company, Inc., Spreckels Development Company, Inc., Spreckels Water Company, Inc. and Spreckels Consolidated Industries, Inc.

         Section 7.02 NEGATIVE COVENANTS. So long as any principal of or interest on the Term Loan or any other Obligation (whether or not due) shall remain unpaid, each Loan Party covenants and agrees with the Agent and the Lenders that:

                  (a) INDEBTEDNESS. The Loan Parties will not, and will not permit any of their Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

                           (i)  Indebtedness  created  hereunder  and  under the
Canadian Financing Agreement;

                           (ii)  Existing  Indebtedness  on the  Effective  Date
which is set forth in Schedule 7.02(a) and has been designated on such schedule as Indebtedness that will remain outstanding following the funding of the Term Loan, and any extension, renewal, refunding or replacement of any such Indebtedness; PROVIDED, HOWEVER, that (A) such extension, renewal, refunding or replacement is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness being extended, renewed, refunded or replaced and (B) after giving effect to such extension, renewal, refunding or replacement, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, renewal, refunding or replacement;

                           (iii)  Intercompany loans among the Borrower and Loan
Parties which are Guarantors; PROVIDED, that (A) the Investment corresponding to such Indebtedness is permitted pursuant Section 7.02(e) hereof, (B) such intercompany loan is evidenced by a promissory note, (C) such promissory note is pledged to the Working Capital Agent and the Agent, and (D) there are no restrictions whatsoever on the ability of the applicable Loan Party to repay such loan;

                           (iv) Guaranties permitted under Section 7.02(c);

                           (v)  Indebtedness  of any foreign  Subsidiary  of the
Borrower (other than the Canadian Borrowers) in an aggregate amount for all such Indebtedness not to exceed the local currency equivalent (as determined by the Agent) of $20,000,000 in the aggregate at any one time outstanding; PROVIDED that (A) the proceeds of such Indebtedness are transferred to the Borrower and applied to the Working Capital Loans and the Term Loan in accordance with
Section 2.05(c)(iii) and Section 2.05(d), (B) such Indebtedness is incurred solely by such foreign Subsidiary, (C) such Indebtedness is either unsecured or secured only by the assets of such foreign Subsidiary, and (D) no guaranty or other credit support of any kind is provided by any Person (including, without limitation, any Loan Party) of or for such Indebtedness or any holder thereof; and PROVIDED, FURTHER, that the Borrower shall notify the Agent in writing in advance prior to permitting any such foreign Subsidiary to incur any Indebtedness under this Section 7.02(a)(v); and

                           (vi)  Working  Capital  Indebtedness  in an aggregate
principal amount not to exceed at any time outstanding the sum of (A) the lesser of (1) $67,000,000 and (2) 100% of the Working Capital Borrowing Base and (B) the outstanding principal amount of the term loan under the Working Capital Loan Agreement as reduced from time to time by the scheduled principal payments and prepayments of such term loan as set forth in the Working Capital Loan Agreement as in effect on the date hereof, PROVIDED, that Working Capital Indebtedness other than in respect of the Canadian Letter of Credit (as defined in the Working Capital Loan Agreement as in effect on the date hereof) shall not exceed at any time outstanding the sum of (x) the lesser of (I) $67,000,000 and (II) 100% of the Domestic Borrowing Base (as defined in the Working Capital Loan Agreement as in effect on the date hereof) and (y) the outstanding principal amount of the term loan under the Working Capital Loan Agreement as reduced from time to time by the scheduled principal payments and prepayments of such term loan as set forth in the Working Capital Loan Agreement as in effect on the date hereof, PROVIDED, FURTHER, that the Working Capital Agent, the Working Capital Lenders and the Loan Parties shall have executed and delivered to the Agent the Intercreditor Agreement; and the extension of maturity, replacement, refinancing or modification of the terms thereof, provided that such extension, replacement, refinancing or modification (xx) is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Working Capital Indebtedness being so extended, replaced, refinanced or modified, (yy) is subject to the Intercreditor Agreement or a similar intercreditor agreement, in form and substance satisfactory to the Agent and the Lenders, having substantially the same terms and conditions as the Intercreditor Agreement and
(zz) in the case of the Working Capital Term Loan, shall not exceed the principal amount of the Working Capital Term Loan then outstanding.

                  (b) LIENS. The Loan Parties will not, and will not permit any of their Subsidiaries to, create, incur, assume or permit to exist any Lien on any Property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts Receivable) or rights in respect of any thereof, except (the following being called "PERMITTED LIENS"):

                           (i) Liens  created  under the Loan  Documents and the
Canadian Loan Documents;

                           (ii)  any Lien on any  property  or asset of any Loan
Party existing on the Effective Date and set forth in Schedule 7.02(b) (excluding, however, following the making of the Term Loan hereunder, the Liens in favor of any Person other than the Agent securing Indebtedness not designated on said schedule as Indebtedness to remain outstanding following the funding of the Term Loan), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

                           (iii) Liens imposed by any Governmental Authority for
Taxes, assessments or charges in respect of obligations not yet delinquent or in the case of Taxes and assessments on Properties other than Mortgaged Properties not exceeding $250,000 in the aggregate more than 90 days overdue which are being contested in good faith and by appropriate proceedings, so long as such contest operates to suspend the enforcement of compliance with and/or collection thereof, and so long as adequate reserves with respect thereto are maintained on the books of the applicable Loan Party in accordance with GAAP and which reserves shall be acceptable to the Agent;

                           (iv)    landlords',    carriers',     warehousemen's,
mechanics', materialmen's, repairmen's or other like Liens on Properties other than Mortgaged Properties, and vendors' Liens imposed by statute or common law not securing the repayment of Indebtedness, arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, and so long as such contest operates to suspend the enforcement of compliance with and/or collection thereof, and Liens securing judgments (including, without limitation, pre-judgment attachments) the existence of which do not result in an Event of Default under Section 9.01(j) hereof;

                           (v) pledges or deposits under worker's  compensation,
unemployment insurance and other social security legislation and pledges or deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (other than capital leases), utility purchase obligations, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                           (vi)  encumbrances  on any Real Property  Asset other
than a Mortgaged Property consisting of easements, rights-of-way, zoning restrictions, easements, licenses, restrictions and other similar encumbrances incurred in the ordinary course of business, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of such Real Property Asset or materially interfere with the ordinary conduct of the business of any Loan Party;

                           (vii) Liens  consisting of bankers'  liens and rights
of setoff, in each case, arising by operation of law, and Liens on documents presented in letter of credit drawings;

                           (viii) the  replacement,  extension or renewal of any
Lien permitted by clauses (ii) and (vii) of this Section 7.02(b) upon or in the same property theretofore subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the Indebtedness secured thereby; and

                           (ix) the Liens granted under the Working Capital Loan
Documents  to secure the  Working  Capital  Indebtedness  permitted  pursuant to
Section 7.02(a)(vi), provided that, the Working Capital Agent, the Working Capital Lenders and the Loan Parties shall have executed and delivered to the Agent the Intercreditor Agreement.

                  (c) CONTINGENT LIABILITIES. The Loan Parties will not, and will not permit any of their Subsidiaries to, guarantee the Indebtedness or other obligations of any Person, or guarantee the payment of dividends or other distributions upon the stock of, or the earnings of, any Person, except:

                           (i) guarantees  issued  pursuant to the terms of this
Agreement, the Canadian Financing Agreement and the Working Capital Loan Agreement;

                           (ii)  endorsements  of  negotiable   instruments  for
deposit or collection or similar transactions in the ordinary course of business;

                           (iii)  guarantees  and letters of credit in effect on
the date hereof which are disclosed in Schedule 7.02(a), and any replacements thereof in amounts not exceeding such guarantees; and

                           (iv)  obligations  in  respect  of  letters of credit
issued under the Working Capital Loan Agreement.

                  (d) FUNDAMENTAL CHANGES; ASSET SALES.

                           (i) The Loan  Parties  will not,  and will not permit
any of their Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that any Loan Party may, so long as no Default or Event of Default shall have occurred or be continuing or result therefrom, be merged or combined with or into any other Loan Party, PROVIDED that if such merger involves the Borrower or a Guarantor, (x) the Borrower or such Guarantor shall be the surviving entity and (y) no Change of Control shall result therefrom. The Loan Parties will not form any Subsidiary without the prior written consent of the Agent. The Loan Parties will not acquire any business or property from, or Capital Stock of, or other equity interests in, or be a party to any acquisition of, any Person except for purchases of property to be used in the ordinary course of business, Investments permitted under Section 7.02(e) and Capital Expenditures.

                           (ii) The Loan  Parties  will not, and will not permit
any of their Subsidiaries to, convey, sell, lease, transfer or otherwise dispose (including any Disposition) of, in one transaction or a series of transactions, any part of their business or property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests), except:

                                    (A) obsolete property  (including  leasehold
interests), tools or equipment no longer used or useful in their business, or worn out or in need of replacement and that are replaced with assets of reasonably equivalent value or utility or which are otherwise productive or useful in the conduct of such Loan Party's business;

                                    (B) any Inventory or other  property sold or
disposed of in the ordinary course of business and on ordinary business terms;

                                    (C) sales of  property  from a Loan Party to
another Loan Party permitted pursuant to Section 7.02(g);

                                    (D)  sales  by  the  Borrower  or any of its
Subsidiaries of the assets listed on Schedule 7.02(d)(ii) hereto in an aggregate amount for all such sales not to exceed $5,000,000, so long as (1) no Default or Event of Default has occurred and is continuing or would result from the sale of any such asset, (2) each such sale is on arm's-length terms for fair and reasonable consideration, (3) not less than 85% of the proceeds from any such sale is in the form of cash, (4) the Net Cash Proceeds received from each such sale are not less than, with respect to each such asset, the amount corresponding to such asset set forth on Schedule 7.02(d)(ii) and (5) the Net Cash Proceeds of each such sale are applied in accordance with Section 2.05(c)(ii); and

                                    (E)  sales  by  the  Borrower  or any of its
Subsidiaries of any other assets so long as (1) no Default or Event of Default has occurred and is continuing or would result from the sale of such asset, (2) such sale is on arm's-length terms for fair and reasonable consideration, (3) not less than 85% of the proceeds from such sale is in the form of cash, (4) the Net Cash Proceeds are applied in accordance with Section 2.05(c)(ii), and (5) the aggregate fair market value of all such assets sold during any calendar year does not exceed $500,000.

                           (iii) Notwithstanding anything to the contrary contained in this Section 7.02(d), so long as no Default or Event of Default shall have occurred or be continuing or would result therefrom, the Loan Parties shall be permitted to consummate the transactions described on Schedule 7.02(d)(iii).

                  (e) INVESTMENTS; HEDGING AGREEMENTS.

                           (i) The Loan  Parties  will not,  and will not permit
any of their Subsidiaries to, make or permit to remain outstanding any Investment, except:

                                    (A)  Investments  consisting  of  guarantees
permitted by Section 7.02(c);

                                    (B)  Investments by the Borrower  and/or its
Subsidiaries in the Borrower or any Guarantor;

                                    (C)  Investments of the Borrower  and/or its
Subsidiaries in any of the Borrower's Subsidiaries which are not Domestic Subsidiaries; provided that the aggregate amount of such Investments made after the Effective Date does not exceed $1,000,000;

                                    (D)  Investments  existing on the  Effective
Date and described on Schedule 7.02(e);

                                    (E) Permitted Investments; and

                                    (F) Checking and deposit accounts with banks
used in the ordinary course of business.

                           (ii) The Loan  Parties  will not, and will not permit
any of their Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business with the prior written consent of the Agent to hedge or mitigate risks to which the Loan Parties are exposed in the conduct of their business or the management of their liabilities.

                  (f) RESTRICTED JUNIOR PAYMENTS. The Loan Parties will not, and will not permit any of their Subsidiaries, to declare or make any Restricted Junior Payment at any time, other than:

                           (i)  payments of dividends  or  management  fees by a
Subsidiary of the Borrower to the Borrower or another wholly-owned Subsidiary of the Borrower;

                           (ii) payments of dividends and distributions  payable
solely in common stock of such Person;

                           (iii) so long as no Default  shall have  occurred and
be continuing and no Default shall be caused thereby, regularly scheduled payments of interest (but not principal or premium) in respect of the Senior Subordinated Notes on the dates and in the amounts set forth in the Senior Subordinated Note Documents; and

                           (iv)  payments  with  respect to  intercompany  loans
permitted under Section 7.02(a)(iii).

                  (g) TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, the Loan Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly (i) make any Investment in an Affiliate; (ii) transfer, sell, lease, assign or otherwise dispose of any property to an Affiliate; (iii) merge into or consolidate with an Affiliate, or purchase or acquire property from an Affiliate; or (iv) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); PROVIDED that:

                                    (A) any Affiliate  who is an individual  may
serve as a director, officer, employee or consultant of any Loan Party, receive reasonable compensation for his or her services in such capacity and benefit from Permitted Investments to the extent specified in clause (e) of the definition thereof;

                                    (B)  the  Loan  Parties  may  engage  in and
continue the transactions with or for the benefit of Affiliates which are described in Schedule 7.02(g) or are referred to in Sections 7.02(e) or 7.02(f) (but only to the extent specified in such Sections); and

                                    (C)  the  Loan   Parties   may   engage   in
transactions with Affiliates in the ordinary course of business on terms which are no less favorable to the Loan Parties than those likely to be obtained in an arms' length transaction between a Loan Party and a non-affiliated third party.

                  (h) RESTRICTIVE AGREEMENTS; RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATION. The Loan Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement (other than this Agreement, the Canadian Financing Agreement and the Working Capital Loan Agreement) that prohibits, restricts or imposes any condition upon (i) the ability of any such Person to create, incur or permit to exist any Lien upon any of its property or assets, or (ii) the ability of such Person to pay dividends or other distributions with respect to any shares of its Capital Stock or other equity interests or to make or repay loans or advances to any other Person or to guarantee the Indebtedness of any other Person; PROVIDED that (A) the foregoing shall not apply to restrictions and conditions imposed by law, (B) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.02(h) (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of stock or assets of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(D) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this

Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (E) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts (excluding license agreements) restricting the assignment thereof.

                  (i) SALE-LEASEBACK TRANSACTIONS. No Loan Party or any of its Subsidiaries will directly or indirectly, enter into any arrangements with any Person whereby such Person shall sell or transfer (or request another Person to purchase) any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property from any Person.

                  (j) CERTAIN FINANCIAL COVENANTS.

                           (i) CAPITAL EXPENDITURES. The Borrower will not make,
or permit any of its Subsidiaries to make, Capital Expenditures during any Reference Period ending during any Fiscal Year set forth in the table below, that exceed, in the aggregate, the amounts listed below opposite such Fiscal
Year:

         ---------------------------------------------------------------------
                           FISCAL YEAR                        MAXIMUM AMOUNT
         -------------------------------------------------- ------------------
                        2003 Fiscal Year                         $6,000,000
         -------------------------------------------------- ------------------
                        2004 Fiscal Year                         $8,000,000
         -------------------------------------------------- ------------------
          2005 Fiscal Year and each Fiscal Year thereafter      $10,000,000
         ---------------------------------------------------------------------

                           (ii)  MAXIMUM  SENIOR  LEVERAGE  RATIO.  The Borrower
shall not permit the Senior Leverage Ratio for any Reference Period ending during a period set forth in the table below, to exceed the ratio set forth opposite such period in such table:

         ---------------------------------------------------------------------
                             PERIOD                                RATIO
         -------------------------------------------------- ------------------
             Effective Date through September 30, 2003          3.25 to 1.00
         -------------------------------------------------- ------------------
           December 31, 2003 through September 30, 2004         3.00 to 1.00
         -------------------------------------------------- ------------------
           December 31, 2004 and each fiscal quarter
                ending thereafter                               2.75 to 1.00
         ---------------------------------------------------------------------

                           (iii) FIXED CHARGE COVERAGE RATIO. The Borrower shall
not permit the Fixed Charge Coverage Ratio for any Reference Period ending during a period set forth in the table below, to be less than the ratio set forth opposite such period in such table:

         ---------------------------------------------------------------------
                             PERIOD                                RATIO
         -------------------------------------------------- ------------------
             Effective Date through March 31, 2004              1.05 to 1.00
         -------------------------------------------------- ------------------

         -------------------------------------------------- ------------------
            June 30, 2004 and each fiscal quarter ending
                           thereafter                           1.10 to 1.00
         ---------------------------------------------------------------------

                           (iv) MINIMUM NET WORTH. The Borrower shall not permit
Net Worth at any time during a period set forth in the table below, to be less than the amounts set forth opposite such date in such table:

         ---------------------------------------------------------------------
                             PERIOD                           MINIMUM AMOUNT
         -------------------------------------------------- ------------------
                Effective Date through March 31, 2004            $72,500,000
         -------------------------------------------------- ------------------
              June 30, 2004 through September 30, 2004           $74,500,000
         -------------------------------------------------- ------------------
           December 31, 2004 and each fiscal quarter
                        ending thereafter                        $76,500,000
         ---------------------------------------------------------------------

                           (v) MINIMUM EBITDA OF THE LOAN PARTIES.  The Borrower
shall not permit the EBITDA attributable to the Loan Parties for any Reference Period to be less than $30,000,000.

                           (vi) MINIMUM EBITDA.

                                    (A) The Borrower shall not permit EBITDA for
the month of November 2002 to be less than $2,400,000.

                                    (B) The Borrower shall not permit EBITDA for
any Reference Period ending on the date set forth in the table below to be less than the amounts set forth opposite such date in such table:

         ---------------------------------------------------------------------
                             PERIOD                           MINIMUM AMOUNT
         -------------------------------------------------- ------------------
                        December 31, 2002                        $44,019,000
         -------------------------------------------------- ------------------
                        January 31, 2003                         $45,605,000
         -------------------------------------------------- ------------------
                        February 28, 2003                        $45,200,000
         -------------------------------------------------- ------------------
              March 31, 2003 through November 30, 2003           $42,620,000
         -------------------------------------------------- ------------------
              December 31, 2003 through March 31, 2004           $45,000,000
         ---------------------------------------------------------------------

                  (k) LINES OF BUSINESS. The Borrower will not, and will not permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than (i) the types of businesses engaged in by them as of the Effective Date and businesses substantially related thereto, and (ii) such other lines of business as may be consented to by the Agent and the Required Lenders.

                  (l) OTHER INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of any Senior Subordinated Notes, except to the extent permitted by Section 7.02(f).

                  (m) MODIFICATIONS OF CERTAIN DOCUMENTS; DESIGNATION OF SENIOR DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, consent to any modification of or supplement to any of the provisions of any documents or agreements evidencing or governing the Subordinated Notes, the Working Capital Loans or any other Existing Indebtedness. The Loan Parties will designate the Agreement and the Obligations hereunder as "Designated Senior Debt" under the Senior Subordinated Note Indenture, and will not designate any other Indebtedness other than the Working Capital Loans as "Designated Senior Debt" under the Senior Subordinated Note Indenture.

                  (n) COLUMBUS MCKINNON FINANCE CORPORATION. Except as set forth in Section 6.01(x) and as otherwise permitted by Section 7.02(d)(iii), the Borrower will not permit Columbus McKinnon Finance Corporation to own any asset, incur any liabilities or engage in any business. The Borrower will not permit Columbus McKinnon Limited to make, or Columbus McKinnon Finance Corporation to receive, any payment in respect of that certain intercompany promissory note issued by Columbus McKinnon Limited and made to Columbus McKinnon Finance Corporation in the aggregate face amount of C$3,750,000.

                                  ARTICLE VIII

                      MANAGEMENT, COLLECTION AND STATUS OF
                    ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

         Section 8.01 MANAGEMENT OF COLLATERAL. The Agent (and all Persons designated by the Agent for such purpose) may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any Accounts Receivable or contract rights of the Loan Parties by suit or otherwise; (ii) exercise all of the rights and remedies of the Loan Parties with respect to proceedings brought to collect any Accounts Receivable; (iii) surrender, release or exchange all or any part of any Accounts Receivable of the Loan Parties, or compromise or extend or renew for any period (whether or not longer than the original period) any Indebtedness thereunder; (iv) sell or assign any Account Receivable of the Loan Parties upon such terms, for such amount and at such time or times as the Agent deems advisable; (v) prepare, file and sign the names of the Loan Parties on any proof of claim in bankruptcy or other similar document against any Account Debtor indebted on an Account Receivable of the Loan Parties; and (vi) do all other acts and things which are necessary, in the Agent's sole discretion, to fulfill the Obligations of the Loan Parties under this Agreement and to allow the Agent to collect the Accounts Receivable. In addition to any other provision hereof or in any of the other Loan Documents, the Agent may at any time on or after the occurrence of an Event of Default, at the sole expense of the Loan Parties, notify any parties obligated on any of the

Accounts Receivable of the Loan Parties to make payment directly to the Agent of any amounts due or to become due thereunder.

                  (b) Each Loan Party hereby appoints the Agent or its designee on behalf of the Agent as the Loan Parties' attorney-in-fact with power exercisable during the continuance of an Event of Default to endorse any Loan Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable, to sign any Loan Party's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors with respect to Accounts Receivable, assignments and verifications of Accounts Receivable and notices to Account Debtors with respect to Accounts Receivable, to send verification of Accounts Receivable, and to notify the Postal Service authorities to change the address for delivery of mail addressed to any Loan Party to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until the Term Loan and the other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

                  (c) Nothing herein contained shall be construed to constitute the Agent as agent of any Loan Party for any purpose whatsoever, and the Agent shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent, by anything herein or in any assignment or otherwise, does not assume any of the obligations under any contract or agreement assigned to the Agent and shall not be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof.

                  (d) If any Account Receivable includes a charge for any tax payable to any Governmental Authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Loan Parties' account and to charge the Loan Parties therefor. The Loan Parties shall notify the Agent if any Account Receivable includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

                  (e) Notwithstanding any other terms set forth in the Loan Documents, the rights and remedies of the Agent and the Lenders herein provided, and the obligations of the Loan Parties set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, any other rights, remedies or obligations set forth in any other Loan Document or as provided by law.

         Section 8.02 ACCOUNTS RECEIVABLE DOCUMENTATION. The Loan Parties will at such intervals as the Agent may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Agent and furnish such further schedules and/or information as the Agent may require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advices, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Loan Parties shall notify the Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section 8.03. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. The Loan Parties' failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien on the Collateral. The Loan Parties shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Loan Parties' industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Agent and providing the Agent with a copy of such re-billing, identifying the same as such. If the Loan Parties become aware of anything materially detrimental to any of the Loan Parties' customers' credit, the Loan Parties will promptly advise the Agent thereof.

         Section 8.03 STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL. With respect to Collateral of any Loan Party at the time the Collateral becomes subject to the Agent's Lien, each Loan Party covenants, represents and warrants:
(a) such Loan Party shall be the sole owner, free and clear of all Liens (except for the Liens granted in the favor of the Agent for the benefit of the Lenders and Permitted Liens), and shall be fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold or services rendered by such Loan Party; (c) no Account Receivable shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in such Loan Party's business and as otherwise disclosed to the Agent, and each Account Receivable will be paid when due; (d) none of the transactions underlying or giving rise to any Account Receivable shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms;
(e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such Loan Party at or before the time such Account Receivable is created; (f) all agreements, instruments and other documents relating to any Account Receivable shall be true and correct and in all material respects what they purport to be;
(g) all signatures and endorsements that appear on all material agreements, instruments and other documents relating to any Account Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract;
(h) such Loan Party shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agent shall reasonably require;
(i) such Loan Party shall immediately notify the Agent if any Account Receivable arises out of contracts with any Governmental Authority, and will execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to such Governmental Authority under the Federal Assignment of Claims Act or any similar state or local law; (j) such Loan Party will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent for the benefit of the Lenders as additional Collateral; (l) such Loan Party shall not re-date any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; (m) such Loan Party shall conduct a physical count of its Inventory at such intervals as the Agent may reasonably request and such Loan Party shall promptly supply the Agent with a copy of such count accompanied by a report of the value (based on the lower of cost (on a first in first out basis) and market value) of such Inventory; and (n) such Loan Party is not and shall not be entitled to pledge the Agent's or any Lender's credit on any purchases or for any purpose whatsoever.

         Section 8.04 COLLATERAL CUSTODIAN. Upon the occurrence and during the continuance of any Default or Event of Default, the Agent may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be the responsibility of the Borrower and charged to the Loan Account.

         Section 8.05 COMPLIANCE WITH WORKING CAPITAL LOAN AGREEMENT. The Loan Parties shall comply with the cash management provisions of the Working Capital Loan Agreement (or any successor or replacement agreement acceptable to the Agent), PROVIDED that, if the Working Capital Loan Agreement shall have been terminated and the Loan Parties shall not have entered into a successor or replacement agreement acceptable to the Agent, then the Loan Parties shall enter into control agreements, lockbox agreements and other similar agreements in form and substance reasonably satisfactory to the Agent.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         Section 9.01 EVENTS OF DEFAULT. If any of the following Events of Default shall occur and be continuing:

                  (a) the Loan Parties shall fail to pay to the Agent or the Lenders, any principal of or interest on the Term Loan or any other Obligation of the Loan Parties to the Agent or the Lenders when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration of such due or prepayment date, or otherwise;

                  (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or any of its Subsidiaries in connection with this Agreement, any of the other Loan Documents or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any of the other Loan Documents or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made;

                  (c) the Loan Parties (i) shall fail to observe or perform any covenant, condition or agreement contained in Sections 7.01(a), 7.01(b), 7.01(c), 7.01(e), 7.01(f), 7.01(g), 7.01(h), 7.01(i), 7.01(j), 7.01(k), 7.01(l),
7.01(n), 7.01(o), 7.01(p) or in Section 7.02 (it being expressly acknowledged and agreed that any Event of Default resulting from the failure of the Loan Parties at any measurement date to satisfy any financial covenant set forth in
Section 7.02(j) shall not be deemed to be "cured" or remedied by the Loan Parties' satisfaction of such financial covenant at any subsequent measurement date) or (ii) shall fail to observe or perform any other covenant, condition or agreement contained in Sections 7.01(d), 7.01(m), 7.01(q), 7.01(r) or 7.01(s) and such failure described in this clause (ii) shall continue unremedied for a period of 10 days after the earlier of (x) the date on which any officer of any Loan Party knows or should have known of such failure or (y) the date the Borrower receives notice thereof from the Agent;

                  (d) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clauses (a), (b) or (c) of this Section 9.01) or any other Loan Document, and such failure shall continue unremedied for a period of 20 days after the earlier of (x) the date on which any officer of any Loan Party knows or should have known of such failure or (y) the date the Borrower receives notice thereof from the Agent;

                  (e) the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal, interest or otherwise and regardless of amount) in respect of any Material Indebtedness or any Material Rental
Obligation, when and as the same shall become due and payable, after giving effect to any grace period with respect thereto;

                  (f) any event or condition occurs that results in (i) (A) any Material Indebtedness of the Borrower or any of its Subsidiaries becoming due prior to its scheduled maturity, (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, or (C) requires the Borrower or any of its Subsidiaries to offer to repay, repurchase, redeem, or defease such Material Indebtedness, or (ii) the Lease with respect to any Material Rental Obligation of the Borrower or any of its Subsidiaries being terminated prior to its scheduled expiration date or that enables or permits (with or without the giving of notice, the lapse of time or both) the counterparty to such Lease to cause such Lease to be terminated prior to its scheduled expiration date;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section 9.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (i) the Borrower or any of its Subsidiaries shall become unable, admit in writing or fail generally to pay its debts as they become due;

                  (j) a final judgment or judgments for the payment of money (x) in excess of $1,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or (y) in excess of $1,000,000 in the aggregate (regardless of insurance coverage), shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or relevant Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                  (k) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect;

                  (l) any Loan Party shall be liable for any Environmental Liabilities payment of which could reasonably be expected to have a Material Adverse Effect;

                  (m) there shall occur any Change of Control;

                  (n) any of the following shall occur: (i) the Liens created hereunder or under the other Loan Documents shall at any time (other than by reason of the Agent relinquishing such Lien) cease to constitute valid and perfected Liens on any Collateral with an aggregate fair market value in excess of $100,000 which is intended to be covered thereby; (ii) except for expiration in accordance with its terms, any Loan Document shall for whatever reason be terminated, or shall cease to be in full force and effect; or (iii) the enforceability of any Loan Document shall be contested by the Borrower or any of its Subsidiaries;

                  (o) any bank at which any deposit account, blocked account, or lockbox account of any Loan Party is maintained shall fail to comply with any of the terms of any deposit account agreement, blocked account agreement, control Agreement or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Loan Party shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party;

                  (p) any Loan Party is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than 15 days;

                  (q) any cessation of a substantial part of the business of any Loan Party for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis;

                  (r) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

                  (s) the indictment, or the threatened indictment of any Loan Party under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

                  (t) there shall occur any loss theft, damage or destruction of any Collateral not fully covered (subject to such reasonable deductibles as the Agent shall have approved) by insurance which has or could reasonably be expected to have a Material Adverse Effect;

                  (u) any Guarantor shall assert that its obligations under any Loan Document shall be invalid or unenforceable;

                  (v) there shall occur any material adverse change (in the opinion of the Agent) on the businesses, operations, properties, conditions (financial or otherwise), assets, liabilities, income or prospects of the Borrower and its Subsidiaries;

                  (w) an "Event of Default" shall have occurred under the Canadian Financing Agreement or the Working Capital Loan Agreement;

         then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to the Borrower, (i) declare all or any portion of the Term Loan then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of the Term Loan, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (ii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in subsection (g), (h) or (i) of this Section 9.01, without any notice to any Loan Party or any other Person or any act by the Agent or any Lender, the Term Loan, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

                                   ARTICLE X

                                      AGENT

         Section 10.01 APPOINTMENT. Each Lender hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Term Loan outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Term Loan, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Term Loan and Agent Advances, for the Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to
Section 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Term Loan and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this
Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Term Loan), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders.

         Section 10.02 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Term Loan hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the Term Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

         Section 10.03 RIGHTS, EXCULPATION, ETC. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of the Term Loan as the owner thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 12.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and
(vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

         Section 10.04 RELIANCE. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         Section 10.05 INDEMNIFICATION. To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; PROVIDED, HOWEVER, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Term Loan and the termination of this Agreement.

         Section 10.06 AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Total Term Loan Commitment hereunder and the Term Loan made by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower as if it were not acting as the Agent pursuant hereto without any duty to account to the other Lenders.

         Section 10.07 SUCCESSOR AGENT. (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least 30 Business Days' prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent, and the Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

                  (c) If a successor Agent shall not have been so appointed within said 30 Business Day period, the Agent shall then appoint a successor Agent who shall serve as the Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

         Section 10.08 COLLATERAL MATTERS.

                  (a) The Agent may from time to time make such disbursements and advances ("AGENT ADVANCES") which the Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Term Loan and the other Obligations or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Agent Advances shall be repayable on demand, shall bear interest at the rate per annum set forth in Section 2.04 and shall be secured by the Collateral. The Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.02. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate.

                  (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon payment and satisfaction of the Term Loan and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

                  (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

                  (d) The Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

         Section 10.09 AGENCY FOR PERFECTION. The Agent and each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

                                   ARTICLE XI

                                    GUARANTY

         Section 11.01 GUARANTY. Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Borrower), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing any rights under the guaranty set forth in this ARTICLE XI. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent and the Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

         Section 11.02 GUARANTY ABSOLUTE. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The obligations of each Guarantor under this ARTICLE XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this ARTICLE XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

                  (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

                  (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This ARTICLE XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent, the Lenders or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         Section 11.03 WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this ARTICLE XI and any requirement that the Agent or the Lenders exhaust any right or take any action against any Loan Party or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this ARTICLE XI, and acknowledges that this ARTICLE XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

         Section 11.04 CONTINUING GUARANTY; ASSIGNMENTS. This ARTICLE XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this ARTICLE XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Term Loan) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

         Section 11.05 SUBROGATION. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this ARTICLE XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent and the Lenders against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this ARTICLE XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this ARTICLE XI thereafter arising. If (i) any Guarantor shall make payment to the Agent and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

         Section 11.06 AUDUBON EUROPE. Notwithstanding anything to the contrary contained in this Agreement, the maximum aggregate liability of Audubon Europe under this Guaranty in respect of the Guaranteed Obligations and under the Working Capital Loan Agreement in respect of its guarantee thereunder shall not exceed 95% of the aggregate of its net equity and its preferred equity certificates, as stated in its most recently approved financial statements.

                                  ARTICLE XII

                                 MISCELLANEOUS

         Section 12.01 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

         Columbus McKinnon Corporation
         140 John James Audubon Parkway
         Amherst, New York  14228
         Attention:  Robert L. Montgomery, Jr.
         Telephone:  716-689-5405
         Telecopier:  716-689-5598

         with a copy to:

         Phillips, Lytle, Hitchcock, Blaine & Huber
         3400 HSBC Center
         Buffalo, New York  14203-2887
         Attention:  Raymond H. Seitz, Esq.
         Telephone:  716-847-7065
         Telecopier:  716-852-6100
         if to the Agent, to it at the following address:

         Regiment Capital III, L.P.
         70 Federal Street, 7th Floor
         Boston, Massachusetts  02110
         Attention:  Richard T. Miller
         Telephone:  617-488-1617
         Telecopier:  617-488-1668

         with a copy to:

         Schulte Roth & Zabel LLP
         919 Third Avenue
         New York, New York  10022
         Attention:  Frederic L. Ragucci, Esq.
         Telephone:  212-756-2000
         Telecopier:  212-593-5955

         or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed, when received or 3 days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Agent pursuant to ARTICLE II shall not be effective until received by the Agent.

         Section 12.02 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, PROVIDED, HOWEVER, that no amendment, waiver or consent shall (i) reduce the principal of, or interest on, the Term Loan payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Term Loan, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Term Loan Commitment without the written consent of each Lender, (iii) change the percentage of the Term Loan Commitments or of the aggregate unpaid principal amount of the Term Loan that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share", (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release the Borrower or any Guarantor, or (vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement, in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

         Section 12.03 NO WAIVER; REMEDIES, ETC. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

         Section 12.04 EXPENSES; TAXES; ATTORNEYS' FEES. The Borrower will pay on demand, all costs and expenses incurred by or on behalf of the Agent and each Lender, regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent and each Lender, accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Sections 7.01(m) and 7.01(o), or the review of any of the agreements, instruments and documents referred to in Sections 7.01(f) and 7.01(l)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party, (l) any Environmental Liabilities incurred in connection with any Environmental Lien, or (m) the receipt by the Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrower.

         Section 12.05 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Agent or such Lender to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by the Agent or such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agent and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

         Section 12.06 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12.07 ASSIGNMENTS AND PARTICIPATIONS. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; PROVIDED, HOWEVER, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

                  (b) Each Lender may, with the written consent of the Agent, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Term Loan); PROVIDED, HOWEVER, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Term Loan) (except such minimum amount shall not apply to an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender or its investment manager), (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Agent a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender or its investment manager) and (iii) no written consent of the Agent shall be required in connection with any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender or its investment manager. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 3 Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment),
(A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Agent shall provide the Borrower with notice of each assignment by a Lender which requires the Agent's consent pursuant to this Section 12.07(b) promptly after the effectiveness of such assignment.

                           (i) By executing and  delivering  an  Assignment  and
Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                           (ii) The Agent  shall,  on  behalf  of the  Borrower,
maintain,  or cause  to be  maintained  at the  Payment  Office,  a copy of each

Assignment and Acceptance delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the principal amount of the Term Loan (the "REGISTERED LOANS") from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In the case of any assignment pursuant to Section 12.07(b)(iii), the assigning Lender shall maintain a comparable register on behalf of the Borrower.

                           (iii)  Upon  its   receipt  of  an   Assignment   and
Acceptance executed by an assigning Lender and an assignee, together with any promissory notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

                           (iv) A Registered  Loan (and the registered  note, if
any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                           (v) In the event that any Lender sells participations
in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "PARTICIPANT REGISTER"). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration  of  such  participation  on the  Participant  Register  (and  each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                           (vi) Any foreign  Person who purchases or is assigned
or participates in any portion of such Registered Loan shall provide the Agent and the Lender with a completed Internal Revenue Service Form W-8BEN
(Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

                  (c) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Term Loan); provided, that (i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Term Loan, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Term Loan or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.08 and Section 4.05 of this Agreement with respect to its participation in any portion of the Term Loan as if it was a Lender.

         Section 12.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

         Section 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

         Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED

COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01 AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY
IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION
WITH  THIS  AGREEMENT,   AND  AGREES  THAT  ANY  SUCH  ACTION,   PROCEEDINGS  OR
COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

         Section 12.12 CONSENT BY THE AGENT AND LENDERS. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "ACTION") of the Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

         Section 12.13 NO PARTY DEEMED DRAFTER. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

         Section 12.14 REINSTATEMENT; CERTAIN PAYMENTS. If any claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Obligations, the Agent or such Lender shall give prompt notice of such claim to each other Lender and the Borrower, and if the Agent or such Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

         Section 12.15 INDEMNIFICATION.

                  (a) GENERAL INDEMNITY. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent and each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "INDEMNITEES") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent's or any Lender's furnishing of funds to the Borrower under this Agreement or the other Loan Documents, including, without limitation, the management of the Term Loan, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "INDEMNIFIED MATTERS"); PROVIDED, HOWEVER, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

                  (b) ENVIRONMENTAL INDEMNITY. Without limiting Section 12.15(a) hereof, each Loan Party agrees to, jointly and severally, defend, indemnify, and hold harmless the Indemnitees against any and all Environmental Liabilities and all other claims, demands, penalties, fines, liability (including strict liability), losses, damages, costs and expenses (including without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees), arising out of (i) any Releases or threatened Releases (x) at any property presently or formerly owned or operated by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest, or (y) of any Hazardous Materials generated and disposed of by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (ii) any violations of Environmental Laws; (iii) any Environmental Action relating to any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Materials used, handled, generated, transported or disposed by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; and (v) any breach of any warranty or representation regarding environmental matters made by the Loan Parties in Section 6.01(f) or the breach of any covenant made by the Loan Parties in Section 7.01(l). Notwithstanding the foregoing, the Loan Parties shall not have any obligation to any Indemnitee under this subsection (b) regarding any potential environmental matter covered hereunder which is caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

                  (c) The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section
12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

         Section 12.16 RECORDS. The unpaid principal of and interest on the Term Loan, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the Closing Fee, Loan Servicing Fee and the Anniversary Fee, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

         Section 12.17 BINDING EFFECT. This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

         Section 12.18 INTEREST. It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to the Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Agent or any Lender that is contracted for, taken, reserved, charged or received by the Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender to the Borrower). All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Term Loan until payment in full so that the rate or amount of interest on account of the Term Loan hereunder does not exceed the maximum amount allowed by such applicable law. If at an time and from time to time (x) the amount of interest payable to the Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to the Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Agent or such Lender would be less than the amount of interest payable to the Agent or such Lender computed at the Highest Lawful Rate applicable to the Agent or such Lender, then the amount of interest payable to the Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Agent or such Lender until the total amount of interest payable to the Agent or such Lender shall equal the total amount of interest which would have been payable to the Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18.

         For purposes of this Section 12.18, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Agent and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

         The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

         Section 12.19 CONFIDENTIALITY. The Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), PROVIDED that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Agent or any Lender,
(iii) to examiners, auditors, accountants or Securitization Parties, (iv) in connection with any litigation to which the Agent or any Lender is a party or
(v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19. The Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; PROVIDED that the each Loan Party acknowledges that the Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

         Section 12.20 INTEGRATION. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    BORROWER:
                                    ---------

                                    COLUMBUS MCKINNON CORPORATION

                                    By: /s/ Robert L. Montgomery
                                        --------------------------
                                        Name: Robert L. Montgomery
                                        Title: Executive Vice President


                                    GUARANTORS:
                                    -----------

                                    AUDUBON EUROPE S.A.R.L.

                                    By: /s/ Robert L. Montgomery
                                        --------------------------
                                        Name: Robert L. Montgomery
                                        Title: Manager


                                    AUDUBON WEST, INC.

                                    By: /s/ Robert L. Montgomery
                                        --------------------------
                                        Name: Robert L. Montgomery
                                        Title: Treasurer


                                    CRANE EQUIPMENT & SERVICE, INC.

                                    By: /s/ Robert L. Montgomery
                                        --------------------------
                                        Name: Robert L. Montgomery
                                        Title: Treasurer


                                    LICO STEEL, INC.

                                    By: /s/ Robert L. Montgomery
                                        --------------------------
                                        Name: Robert L. Montgomery
                                        Title: Treasurer


                                    YALE INDUSTRIAL PRODUCTS, INC.

                                    By: /s/ Robert L. Montgomery
                                        --------------------------
                                        Name: Robert L. Montgomery
                                        Title: Treasurer

                                    AGENT AND LENDER:
                                    ----------------

                                    REGIMENT CAPITAL III, L.P.

                                    By: Regiment Capital Management, L.L.C.,
                                        its General Partner

                                    By: Regiment Capital Advisors, L.L.C.,
                                        its Manager


                                    By: /s/ Richard T. Miller
                                        ---------------------
                                        Name: Richard T. Miller
                                        Title: Vice President


                                    LENDER:
                                    -------

                                    ABLECO FINANCE LLC


                                    By: /s/ Kevin Genda
                                        ---------------
                                        Name: Kevin Genda
                                        Title: Vice President